SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

[x]           Filed by the Registrant
[  ]           Filed by a Party other than the Registrant

Check the appropriate box:
[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]           Definitive Proxy Statement
[  ]           Definitive Additional Materials
[  ]           Soliciting Material Pursuant to §240.14a-12

VISTA GOLD CORP.
(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

VISTA GOLD CORP.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the
Annual General and Special Meeting
to be held on
Monday, May 3, 2010

The attached Notice of Meeting, Management Information and Proxy Circular, and form of proxy and notes thereto for the Meeting are first being sent to shareholders of the Corporation on or about April 8, 2010.

7961 Shaffer Parkway • Suite 5 • Littleton, CO USA 80127	Telephone: (720) 981-1185 • Facsimile (720) 981-1186

March 26, 2010

Dear shareholder:

It is my pleasure to invite you to attend the annual general and special meeting of shareholders to be held on Monday, May 3, 2010 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada. If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the meeting, together with a reply card for use by shareholders who wish to receive the Corporation’s annual and interim financial statements, are enclosed. These documents contain important information and I encourage you to read them carefully.

Yours truly,

Michael B. Richings Executive Chairman and Chief Executive Officer

VISTA GOLD CORP.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2010 annual general and special meeting (the “Meeting”) of the shareholders of Vista Gold Corp. (the “Corporation”) will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on Monday, May 3, 2010 at 10:00 a.m., Vancouver time, for the following purposes:

1.	to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor’s report thereon, for the fiscal year ended December 31, 2009;

2.	to elect directors to hold office until the next annual general meeting;

3.
to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the Board of Directors through the Audit Committee;

4.
to consider and, if thought appropriate, approve, an ordinary resolution approving the amendments to the Corporation’s Stock Option Plan, as more particularly described in the accompanying management information and proxy circular of the Corporation (the “Information Circular”), the full text of which ordinary resolution is set out in Appendix “B” to the Information Circular as the “Stock Option Plan Amendment Resolution”;

5.
to consider and, if thought appropriate, approve, an ordinary resolution approving the adoption of a Long Term Equity Incentive Plan, as more particularly described in the Information Circular, the full text of which ordinary resolution is set out in Appendix “B” to the Information Circular as the “LTIP Resolution”; and

6.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Accompanying this Notice of Meeting are (i) the Information Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation’s annual and interim financial statements.

The Board of Directors has fixed March 23, 2010, as the record date for the Meeting.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department or by facsimile at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), before 1:00 p.m., Toronto time, on Friday, April 30, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Information Circular, the form of proxy and notes thereto for the Meeting, and the reply card, are first being sent to shareholders of the Corporation on or about April 8, 2010.

DATED at Littleton, Colorado, this 26th day of March, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

Michael B. Richings Executive Chairman and Chief Executive Officer

MANAGEMENT INFORMATION AND PROXY CIRCULAR

This Management Information and Proxy Circular (“Information Circular”) is furnished in connection with the solicitation by the management of Vista Gold Corp. (the “Corporation”) of proxies to be voted at the annual general and special meeting (the “Meeting”) of the shareholders of the Corporation (“shareholders”) to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on Monday, May 3, 2010 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Meeting.

It is anticipated that this Information Circular and the accompanying form of proxy, will be first mailed to shareholders on or about April 8, 2010. Unless otherwise stated, the information contained in this Information Circular is given as at March 26, 2010.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, USA, 80127 and its telephone number is (720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

Advance notice of the Meeting was published in The Globe and Mail newspaper on March 8, 2010, in La Presse on March 9, 2010, and in the Whitehorse Star newspaper on March 12, 2010.

All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

Information regarding the proxies solicited by management in connection with the Meeting is set out below under “Information About Proxies”.

Particulars of Matters to be Acted Upon

Election of Directors

The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act (Yukon). Management proposes to nominate each of the following six persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed below.

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
John M. Clark(1)(2)(3) Toronto, Ontario, Canada Director Age — 54
Chartered Accountant; President of Investment and Technical Management Corp., since February 1999; Director of Marketvision Direct, Inc.; Former director of Thunder Energy Inc., Thunder Energy Trust and Alberta Clipper Inc.; Former Chief Financial Officer and a director of Polaris Geothermal Inc.
May 18, 2001
W. Durand Eppler(1)(3) Denver, Colorado, USA Director Age — 56
Businessman; President of New World Advisors, LLC, since August 2004; Founding partner of Sierra Partners, LLC; Director of Augusta Resource Corporation and Golden Minerals Company; Former director of Allied Nevada Gold Corp. from March 2007 to June 2009; Former Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009; Former Chief Executive Officer and a director of Coal International plc from July 2005 to August 2008; Former Vice President of Newmont Mining Corporation, from 1995 to November 2004, serving as Vice President of Corporate Development from January 2001 to March 2002, and as Vice President of Newmont Capital, Ltd., from April 2002 to August 2004.
October 13, 2004

C. Thomas Ogryzlo(1)(2)(3) San Jose, Costa Rica Director Age — 70
Businessman; President and Chief Executive Officer of Polaris Energy Corp. since May 2000; Director of Aura Minerals Inc. and Baja Mining Corp.; Former President, Chief Executive Officer and a director of Polaris Geothermal Inc., from June 2004 to October 2009; Former director of Tiomin Resources Inc. from September 1995 to December 2008; Former director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008; Former President and Chief Executive Officer of Canatec Development Corporation, from January 2000 to 2003; Former President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation, from July 1997 to January 2000.
March 8, 1996
Tracy A. Stevenson(1)(2)(3) Sandy, Utah, USA Director Age — 59
Accountant, Businessman; Non-Executive Chairman of Quaterra Resources Inc. since February 2008 and a director of Quaterra Resources Inc. since July 2007; Founding member of Bedrock Resources, LLC since 2010; Founding member of SOS Investors since 2008; Former Global Head of Information Systems at Rio Tinto PLC from February 2006 to May 2007; Former Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006; Former Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000; Former Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997.
November 6, 2007
Michael B. Richings Port Ludlow, Washington, USA Director, Executive Chairman and Chief Executive Officer Age — 65
Executive Chairman and Chief Executive Officer of the Corporation since November 2007; Former director of Allied Nevada Gold Corp. from September 2006 to June 2009; Former director of Zaruma Resources Inc. from November 2005 to June 2009; Former Chief Executive Officer of the Corporation from August 2007 to November 2007; Former director of Triumph Gold Corp. from January 2004 to November 2006; Former President and Chief Executive Officer of the Corporation from May 2004 to July 2007.
May 1, 1995
Frederick H. Earnest Parker, Colorado, USA Director, President and Chief Operating Officer Age — 48
President and Chief Operating Officer of the Corporation since August 2007; Former Senior Vice President, Project Development of the Corporation from September 2006 to August 2007; Former President of Pacific Rim El Salvador, S.A. de C.V. from June 2004 to September 2006; Former General Manager and Legal Representative of Compañía Minera Dayton from April 1998 to June 2004.
November 6, 2007

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee.

(3)	Member of Corporate Governance Committee.

The information as to the residence and principal occupation of the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual nominees as of March 26, 2010.

The following are brief biographies of the Corporation’s nominees for election to the Corporation’s board of directors (the “Board of Directors” or the “Board”):

John M. Clark, BCom, CA, Director.  John Clark has served as President of Investment and Technical Management Corp., a firm engaged in corporate finance and merchant banking, since February 1999. Mr. Clark is also currently a director of Marketvision Direct, Inc. Over the past five years, he served as Chief Financial Officer and a director of Polaris Geothermal Inc., from June 2004 to October 2009, and as a director of Thunder

Energy Inc., Thunder Energy Trust and Alberta Clipper Inc. Mr. Clark is a member of the audit committee for Marketvision Direct, Inc. He earned a Bachelor of Commerce Degree from the University of Witwatersrand in South Africa in 1977, and he received a Higher Diploma in Accountancy from the University of Witwatersrand in 1979. Mr. Clark is currently the Chair of the Corporation’s Audit Committee, and a member of the Corporation’s Compensation and Governance Committees. He has been a director of the Corporation since May 18, 2001.

Mr. Clark had a solid background as a chartered accountant before becoming an accomplished entrepreneur involved in investment banking and in investment and management of national resource companies in Canada. Mr. Clark brings these skills and experiences to the Corporation as a director. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E”) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Mr. Clark should once again serve on the Board of Directors.

W. Durand Eppler, B.A., M.Sc., Director.  Randy Eppler has served as President of New World Advisors, LLC, an advisory and investment firm, since August 2004, and is the founding partner of Sierra Partners, LLC, a resources advisory firm. Mr. Eppler is currently a director of Augusta Resource Corporation and Golden Minerals Company. Previously, Mr. Eppler was a director of Allied Nevada Gold Corp. from March 2007 to June 2009, Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009, Chief Executive Officer and a director of Coal International plc from July 2005 until August 2008, and Vice President of Newmont Mining Corporation, a gold mining company, from 1995 until November 2004 (serving as Vice President of Corporate Development from January 2001 to March 2002, and subsequently as Vice President of Newmont Capital, Ltd., the merchant banking arm of Newmont Mining Corporation, from April 2002 to August 2004). Mr. Eppler is a member of the audit committee for Augusta Resource Corporation and Golden Minerals Company. In addition, for the last 30 years Mr. Eppler has been a member of the Society of Mining Engineers of the American Institute of Mining, Metallurgical and Petroleum Engineers A.I.M.E., and since 2001 has been a member of the Global Leadership Council for the College of Business at Colorado State University. He graduated from Middlebury College in 1975 with a Bachelor of Arts Degree in Geography and Religion, and he received his Master of Science Degree in Mineral Economics from the Colorado School of Mines in 1977. Mr. Eppler is currently the Chair of the Corporation’s Compensation Committee and a member of the Corporation’s Governance Committee. He has been a director of the Corporation since October 13, 2004.

Given the international reputation and wealth of experience that Mr. Eppler has in the commercial and investment banking aspects of the global resource sector, the Corporation believes that he should once again serve on the Board of Directors to help further develop the business and success of the Corporation. Furthermore, Mr. Eppler has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E”) in order to be considered for nomination and election to the Board.

C. Thomas Ogryzlo, B.Mech.Eng., P.Eng, Director.  Thomas Ogryzlo has served as President and Chief Executive Officer of Polaris Energy Corp. since May 2000. In addition, Mr. Ogryzlo is currently a director of Aura Minerals Inc. and Baja Mining Corp. Previously, he served as President, Chief Executive Officer and a director of Polaris Geothermal Inc., a TSX listed renewable energy company, from June 2004 to October 2009, as a director of Tiomin Resources Inc. from September 1995 to December 2008, and as a director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008. Furthermore, he served as President and Chief Executive Officer of Canatec Development Corporation, a resource management company, from January 2000 to 2003, and as President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation, both gold mining companies, from July 1997 to January 2000. Mr. Ogryzlo is a member of the Advisory Committee of the Osisko/Clifton Star Joint Venture Exploration Program for the Duparquet gold project. He earned his Bachelor of Mechanical Engineering Degree from McGill University in 1961, and his designation as a Professional Engineer from the Professional Engineers of Ontario in 1966. Mr. Ogryzlo is currently the Chair of the Corporation’s Corporate Governance Committee, and a member of the Corporation’s Compensation and Audit Committees. Mr. Ogryzlo has been a director of the Corporation since March 8, 1996.

Mr. Ogryzlo brings a perspective to the Corporation that has been built on a solid foundation and in-depth knowledge of Canada’s mining sector. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E”) in order to be considered for nomination and election to the Board. As such, the Corporation believes that Mr. Ogryzlo should once again serve on the Board of Directors.

Tracy A. Stevenson, B.Sc., CPA, Director.  Mr. Stevenson has served as a director of Quaterra Resources Inc. since July 2007, and as its Non-Executive Chairman since February 2008. Mr. Stevenson is also a founding member of Bedrock Resources, LLC, a private resources financial advisory firm since 2010 and SOS Investors, a private resources investment firm since 2008. Previously, Mr. Stevenson served as Global Head of Information Systems at Rio Tinto PLC, a major global mining company, from February 2006 to May 2007, and as Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006. In addition, he served as Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000, and as Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997. Mr. Stevenson graduated Magna Cum Laude with a Bachelor of Science Degree in Accounting from the University of Utah in 1977, and he earned his designation as a Certified Public Accountant in the State of Utah in 1978. Mr. Stevenson is currently a member of the Corporation’s Audit, Compensation and Governance Committees. He has been a director of the Corporation since November 6, 2007.

Mr. Stevenson began his career in public accounting before moving to senior financial, information technology and management positions in two of the world’s largest mining companies. Mr. Stevenson brings these skills and experiences to the Corporation as a director. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E”) in order to be considered for nomination and election to the Board. As such, the Corporation believes that Mr. Stevenson should once again serve on the Board of Directors.

Michael B. Richings, M.Sc., Executive Chairman, Chief Executive Officer and Director.  Mike Richings has served as the Corporation’s Executive Chairman and Chief Executive Officer since November 2007. Previously, Mr. Richings was a director of Allied Nevada Gold Corp. from September 2006 to June 2009, a director of Zaruma Resources Inc. from November 2005 to June 2009, and a director of Triumph Gold Corp. from January 2004 to November 2006. In addition, Mr. Richings served as Chief Executive Officer of the Corporation from August 2007 to November 2007, and as President and Chief Executive Officer of the Corporation from May 2004 until July 2007. From June 1995 to September 2000, he served as President and Chief Executive Officer of the Corporation, and during the period from September 2000 to May 2004, Mr. Richings retired from his position as Chief Executive Officer of the Corporation (but continued as a director of the Corporation and served as a consultant to the mining industry). He was awarded an Associateship of the Camborne School of Mines in 1969, and he earned his Master of Science Degree from Queen’s University in 1971. Mr. Richings has been a director of the Corporation since May 1, 1995.

Mr. Richings has been with the Corporation for the past 15 years and, given his leadership skills, enterprising nature and knowledge of the mining industry, the Corporation believes that he is a valued member of management. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E”) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Mr. Richings should once again serve on the Board of Directors.

Frederick H. Earnest, B.Sc., President, Chief Operating Officer and Director.  Fred Earnest has served as President and Chief Operating Officer of the Corporation since August 2007. Previously, Mr. Earnest served as Senior Vice President, Project Development of the Corporation from September 2006 to August 2007. In addition, he served as President of Pacific Rim El Salvador, S.A. de C.V., a mining company, from June 2004 to September 2006, and as General Manager and Legal Representative of Compañía Minera Dayton, a mining company, from April 1998 to June 2004 (both companies were subsidiaries of Pacific Rim Mining Corp.). He earned a Bachelor of Science Degree in Mining Engineering from the Colorado School of Mines in 1987. Mr. Earnest has been a director of the Corporation since November 6, 2007.

The Corporation believes that the leadership skills and dynamic nature that Mr. Earnest has would make him an invaluable member of management. Furthermore, Mr. Earnest has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E”) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Mr. Earnest should once again serve on the Board of Directors.

There are no family relationships among any directors, officers or persons nominated to be directors of the Corporation. No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act) except for W. Durand Eppler who is a director of Augusta Resource Corporation and Golden Minerals Company, and Tracy A. Stevenson who is a director of Quaterra Resources Inc.
None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person.

No director or officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries. During the past ten years, no director or executive officer of the Corporation has:

(a)
filed or has had filed against such person a petition under the federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer at or within two years before such filings;

(b)	been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)
been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)
been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)
been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission, or by the U.S. Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(g)
been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(h)
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2009, is set out below under “Corporate Governance”.

Directors will be elected by a plurality of the votes cast by shareholders who vote in person or by proxy at the Meeting. Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted. The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

Appointment of Auditor

The Corporation has proposed the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the re-appointment of PricewaterhouseCoopers LLP as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed and that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed the auditor of the Corporation on June 28, 1985.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

The auditors must be appointed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

Fees Paid to Auditor and their Independence from the Corporation

The Corporation retained PricewaterhouseCoopers LLP to provide services which were billed for the years ended December 31, 2009 and 2008 in the following categories and amounts:

	2009	2008
Audit Fees(1)	Cdn.$301,150	Cdn.$314,180
Audit Related Fees(2)	Cdn.$75,500	—
Tax Fees(3)	Cdn.$116,655	Cdn.$103,963
All Other Fees(4)	—	—
Totals	Cdn.$493,305	Cdn.$418,143

(1)
“Audit Fees” represent fees for the audit of the Corporation’s consolidated annual financial statements, review of the Corporation’s interim financial statements, and review in connection with regulatory financial filings.

(2)	“Audit Related Fees” represent fees for assistance with the application of accounting and financial reporting standards.

(3)	“Tax Fees” represent fees for tax compliance, tax consulting and tax planning.

(4)
For 2009 and 2008, no other fees were paid for legal compliance and business practice reviews, financial information systems design and implementation, internal audit co-sourcing services or other matters not covered by Audit Fees, Audit Related Fees or Tax Fees.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance of all particular engagements for services provided by the Corporation’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2009 were pre-approved by the Audit Committee. The Audit Committee reviews with

PricewaterhouseCoopers LLP whether the non-audit services to be provided are compatible with maintaining the auditor’s independence. The Board has determined that fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Amendment to the Stock Option Plan

The Corporation has proposed amendments to its stock option plan (the “Stock Option Plan”) to:

(a)	amend the insider participation limits in the Stock Option Plan to align with the insider participation limits in the Toronto Stock Exchange Company Manual;

(b)
amend the maximum number of Common Shares reserved for issuance under the Stock Option Plan so that the maximum number of Common Shares issuable under the Stock Option Plan, together with any other Security Based Compensation Arrangements (as defined in the Toronto Stock Exchange Company Manual) is 10% of the issued and outstanding Common Shares on a non-diluted basis; and

(c)	amend the amending provisions of the Stock Option Plan to provide further clarity as to the approvals necessary to amend the terms of the Stock Option Plan and any outstanding options thereunder.

The amendments are described in further detail below and were approved by the Board of Directors of the Corporation on March 8, 2010. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the proposed amendments to the Stock Option Plan.

Amendments to Insider Participation Limits

The Board believes it is in the best interests of the Corporation to amend the Stock Option Plan to include the “insider participation limits” outlined in the Toronto Stock Exchange Company Manual. The Stock Option Plan currently provides that the maximum number of shares reserved for issuance to any individual under the Stock Option Plan is equivalent to 5% of the issued and outstanding Common Shares. The Board believes the Stock Option Plan should be amended to include not just the current restriction on Common Shares issuable to any one individual, but to provide a further restriction limiting the maximum number of Common Shares issuable to insiders of the Corporation (together with Common Shares issuable under all security based compensation arrangements of the Corporation) at 10% of the issued and outstanding Common Shares on a non-diluted basis, and limiting the maximum number of Common Shares issued to insiders within any one year period (together with Common Shares issued under all security based compensation arrangements of the Corporation) at 10% of the issued and outstanding Common Shares on a non-diluted basis.

Amendments to the Maximum Number of Common Shares Issuable Under the Stock Option Plan

The Stock Option Plan currently provides that the maximum number of Common Shares, which may be issuable pursuant to options granted under the Stock Option Plan shall not exceed 10% of the total number of Common Shares as of the date of the grant on a non-diluted basis. As a result of the proposal to adopt a Long Term Equity Incentive Plan, the Board believes it is in the best interests of the Corporation to amend the Stock Option Plan to clarify that it does not intend the approval of the Long Term Equity Incentive Plan to increase the number of Common Shares issuable under the security based compensation arrangements of the Corporation. Specifically, the Board believes the Stock Option Plan should be amended to clarify that the maximum number of Common Shares issuable under the Stock Option Plan, together with any other security based compensation arrangements of the Corporation, shall be equal to, and not exceed at any time, 10% of the issued and outstanding Common Shares of the Corporation on a non-diluted basis.

Amendments to the Amending Provisions of the Stock Option Plan

Effective January 1, 2005, the Toronto Stock Exchange (the “TSX”) introduced new rules regarding the procedures for amending security based compensation arrangements which provide that in order for an issuer to amend a security based compensation arrangement or an agreement or entitlement subject to a security based compensation arrangement, the security based compensation arrangement must specify whether securityholder approval is required for that type of amendment. The Stock Option Plan currently contains very broad general amendment provisions. Accordingly, the Board believes that it is in the best interests of the Corporation to amend the Stock Option Plan to provide greater certainty with respect to the necessary approvals required to make amendments to the Corporation’s Stock Option Plan and outstanding options. The Board believes it is necessary and expedient to outline the nature of amendments the Board is permitted to make, the nature of amendments that will require shareholder approval and the nature of amendments that require disinterested shareholder approval.

Under the proposed amendments to the Stock Option Plan, the Board of Directors may amend the Stock Option Plan at any time; provided, however that no such amendment may, without the consent of a participant adversely alter or impair any option previously granted to such participant. Any amendment to be made to the Stock Option Plan or an option granted thereunder is subject to the prior approval of the TSX and the NYSE Amex Equities (together, the “Exchanges”) and, if required by the rules of the Exchanges, the shareholders of the Corporation.

Under the proposed amendments to the Stock Option Plan, the Board shall expressly have the power and authority to approve amendments relating to the Stock Option Plan or a specific option without further approval of the shareholders of the Corporation, to the extent that such amendments relate to, among other things:

(a)	altering, extending or accelerating the terms of vesting applicable to any option or group of options;

(b)	altering the terms and conditions of vesting applicable to any option or group of options;

(c)	changing the termination provisions of an option, provided that the change does not entail an extension beyond the original expiry date of such option;

(d)	accelerating the expiry date of options;

(e)	the application of sections 6.8 and 6.9 of the Stock Option Plan;

(f)	effecting amendments respecting the administration of the Stock Option Plan;

(g)	amending the definitions contained within the Stock Option Plan;

(h)
effecting amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error, inconsistency or omission in or from the Stock Option Plan or any option agreement;

(i)
effecting amendments necessary to comply with the provisions of applicable laws (including, without limitation, the rules, regulations and policies of the Exchanges), or necessary or desirable for any advantages or other purposes of any tax law (including, without limitation, the rules, regulations, and policies of the Canada Revenue Agency, the Internal Revenue Service or any taxation authority);

(j)	amending or modifying the mechanics of exercise of the options; and

(k)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations, and policies of the Exchanges).

The amendments to the amendment provisions of the Stock Option Plan will expressly require shareholder approval for:

(a)	amendments to the Stock Option Plan that could increase the number of Common Shares issuable under the Stock Option Plan;

(b)	any reduction in the exercise price of an option if the related participant is not an insider of the Corporation at the time of the reduction;

(c)	amendments to the amendment provisions of the Stock Option Plan; and

(d)	any other amendments requiring shareholder approval under applicable law.

The amendments to the amendment provisions of the Stock Option Plan will expressly require disinterested shareholder approval for:

(a)	amendments that could result at any time in the number of Common Shares reserved for issuance to insiders of the Corporation exceeding 10% of the issued and outstanding Common Shares;

(b)	any reduction in the exercise price of an option if the participant is an insider of the Corporation at the time of the reduction;

(c)
any extension of the term of options that have been granted to insiders of the Corporation, other than an extension to 10 business days after the end of a black-out period if the expiry date would otherwise fall within such black-out period; and

(d)	any other amendments requiring disinterested shareholder approval under applicable law.

Approval Required

At the Meeting, shareholders will be asked to consider and, if thought appropriate, approve, an ordinary resolution approving the amendments to the Stock Option Plan described above.

The text of the ordinary resolution to approve the amendments to the Stock Option Plan is set out in Part I of Appendix “B” to this Information Circular. A complete copy of the Stock Option Plan with the proposed amendments highlighted is attached as Appendix “C”. Additional information on the Stock Option Plan is set out below under “Compensation Committee Report on Executive Compensation — Compensation Discussion and Analysis — Elements of Our Compensation Program for Fiscal 2009 — Stock Options”.

Shareholder approval of the proposed amendments to the Stock Option Plan is required pursuant to the terms of the Stock Option Plan and the rules and policies of the TSX.

To be approved, the ordinary resolution approving the amendments to the Stock Option Plan requires the approval of a majority of the votes cast, in person or by proxy, at the Meeting. The persons named in the enclosed form of proxy intend to vote at the Meeting “FOR” this resolution, unless the shareholder has specified in the form of proxy that its shares are to be voted against the resolution.

Approval of Long Term Equity Incentive Plan

On March 8, 2010, the Board of Directors approved a new Long Term Equity Incentive Plan (the “LTIP”), subject to shareholders’ approval. The purpose of the LTIP is to assist the Corporation in attracting, retaining and motivating key employees, directors, officers and consultants of the Corporation and its subsidiaries, and to more closely align the personal interests of such persons with shareholders, thereby advancing the interests of the Corporation and its shareholders and increasing the long-term value of the Corporation.

If approved, the LTIP is intended to compliment (not replace) the Corporation’s existing Stock Option Plan. As of March 26, 2010, there were 2,788,145 Common Shares issuable under issued and outstanding options under the Stock Option Plan (6.2% of the total number of issued and outstanding Common Shares of the Corporation) and 1,679,757 Common Shares remaining for future grant under the Stock Option Plan (3.8% of the total number of issued and outstanding Common Shares of the Corporation). Based on the closing price of the Corporation’s Common Shares on March 25, 2010 of $1.96, as quoted on the NYSE Amex Equities, the current market value of the Common Shares issuable under the Stock Option Plan and the LTIP is $8,757,087.92. The Board of Directors is not seeking to increase the number of Common Shares available for grant under the Corporation’s equity compensation plans. As described above under the heading “Amendment to the Stock Option Plan”, it is intended that the maximum number of Common Shares available for issuance under the Stock Option Plan, together with all other security based compensation arrangements of the Corporation, which will include the LTIP if approved by the shareholders, be and remain as 10% of the issued and outstanding Common Shares of the Corporation on a non-diluted basis.

The Board of Directors believes that the following factors should be considered in connection with the approval of the LTIP:

•
Equity compensation remains a key component of a competitive compensation package of the Corporation’s industry and the Corporation believes it effectively rewards employees for the success of the Corporation over time.

•
In addition to stock options under the Stock Option Plan, the LTIP would enable the Corporation to grant other forms of long-term incentives, such as restricted stock units and restricted stock awards. The Corporation believes this will allow the flexibility in the future to tailor the long-term incentives to fit business conditions as they evolve.

•	The maximum number of Common Shares issuable under the Stock Option Plan and the LTIP will remain the same number of Common Shares currently available under the existing Stock Option Plan.

•	The Board of Directors intends to delegate the administration of the LTIP to the Corporation’s Compensation Committee which is comprised solely of non-employee directors.

•	The LTIP contains limitations on insider and non-management director participation.

•	All grants of restricted stock units and restricted stock awards will be subject to a minimum vesting period of one year.

The following is a brief summary of the material terms of the LTIP. This summary is qualified in its entirety by the full text of the LTIP which is set out in Appendix “D” of this Information Circular. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the proposed adoption of the LTIP.

Description of the LTIP

Effective Date

If approved by the shareholders of the Corporation, the LTIP will be effective as of March 8, 2010, the date the Board of Directors approved the LTIP.

Eligibility

The LTIP is available to: (i) current full-time or part-time employees or officers of the Corporation or an affiliate (“Employee Participants”); (ii) directors who are not employees of the Corporation or an affiliate (“Director Participants”); and (iii) an individual or consultant company providing services to the Corporation or an affiliate under written agreement (“Consultant Participant”).

For the purposes of the LTIP and this Information Circular, a “Participant” shall mean an Employee Participant or a Consultant Participant, but not a Director Participant.
Number of Shares Reserved for Issuance under the LTIP

The aggregate number of Common Shares of the Corporation issuable under the LTIP, together with shares reserved for issuance under all of the Corporation’s other security-based compensation arrangements, which includes the Stock Option Plan, shall not exceed 10% of the Corporation’s issued and outstanding Common Shares on a non-diluted basis.

Limitations on Issuance to Insiders and Director Participants

The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period under the LTIP, together with any other security-based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares of the Corporation on a non-diluted basis. The total number of Common Shares issuable to Director Participants under the LTIP shall not exceed the lesser of: (i) 1% of the issued and outstanding Common Shares of the Corporation; and (ii) an annual award value of $100,000 per Director Participant.

Administration

The LTIP shall be administered by the Board of Directors or, upon delegation by the Board of Directors, by a committee of the Board of Directors (the “Committee”) consisting of two or more directors of the Corporation, each of whom must be a “non-employee director” for the purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, and an “outside director” within the meaning of the Code. The Board of Directors intends to delegate the administration of the LTIP to the Corporation’s Compensation Committee which is comprised solely of non-employee directors.

The Committee will determine the persons to whom awards are to be made, determine the type, size, terms and conditions of awards, determine the prices to be paid for awards, interpret the LTIP, adopt, amend and rescind administrative guidelines and other rules and regulations relating to the LTIP, and make all other determinations and take all other actions it believes are necessary or advisable for the implementation and administration of the LTIP. The day-to-day administration of the LTIP may be delegated to such officers and employees of the Corporation as the Committee determines.

Restricted Share Units

The LTIP provides that the Committee may, from time to time and in its sole discretion, grant awards of restricted share units (“RSUs”) to any Participant or Director Participant. RSUs are not Common Shares, but rather represent a right to receive from the Corporation at a future date newly-issued Common Shares of the Corporation. All grants of RSUs will be evidenced by an award agreement, substantially in the form of Schedule “A” to the LTIP. The award agreement will contain such provisions as are required by the LTIP and any other provisions the Committee may direct.

The Committee will have the authority to make receipt of Common Shares under the RSUs conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Committee may determine in its discretion. The duration of the vesting period and other vesting terms applicable to a grant of RSUs shall be determined at the time of the grant by the Committee provided that such vesting period shall be a minimum of one year in duration.

Upon expiry of the applicable vesting period or at such later date as may be otherwise specified in the award agreement, the RSUs shall be redeemed and a share certificate representing the Common Shares issuable pursuant to the RSUs shall be registered in the name of the Participant or Director Participant, or as the Participant or Director Participant may direct, subject to applicable securities laws.

The actual issuance of Common Shares underlying the RSUs shall occur as soon as practicable following the applicable redemption date specified in the award agreement and the Participant’s or Director Participant’s satisfaction of any required tax withholding obligations, but in no event later than: (i) for a Participant resident in the United States, 60 days following the redemption date; or (ii) for a Paricipant resident in Canada, the earlier of: (a) 60 days following the applicable redemption date; and (b) December 31 of the third calendar year following the year of service for which the RSU was granted.

Except as otherwise determined by the Committee, upon a Termination Date (as defined in the LTIP) during the applicable vesting period, all applicable RSUs at such time not yet vested shall be forfeited and reacquired by the Corporation.

RSUs shall be settled in Common Shares, unless the Corporation offers the Participant or Director Participant the right to receive cash in lieu of Common Shares based on the Fair Market Value (as defined in the LTIP) that such Common Shares would have at the time of settlement and the Participant or Director Participant, in its discretion, so elects.

Restricted Stock

The Committee may, from time to time, grant Participants or Director Participants, subject to the terms and conditions of the LTIP and any additional terms and conditions determined by the Committee, awards of Common Shares of the Corporation subject to certain restrictions imposed by the Committee (“Restricted Stock” and together with RSUs, an “Award”). All grants of Restricted Stock will be evidenced by an award agreement, substantially in the form of Schedule “B” to the LTIP. The award agreement will contain such provisions as are required by the LTIP and any other provisions the Committee may direct.

The Committee will have the authority to make the lapse of restrictions applicable to Restricted Stock conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Committee may determine in its discretion. The duration of the vesting period and other vesting terms applicable to a grant of Restricted Stock shall be determined at the time of the grant by the Committee provided that such vesting period shall be a minimum of one year in duration. Notwithstanding certain provisions that allow the Committee to accelerate vesting of Restricted Stock, the Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award of Restricted Stock to a period of less than one year in duration.

Common Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, forfeiture conditions, transfer restrictions or a restriction on, or prohibition against, the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such instalments or otherwise as the Committee may deem appropriate.

The Corporation shall issue and hold share certificates registered in the name of each Participant or Director Participant granted Restricted Stock under the LTIP. The share certificates shall bear a legend referring to the award agreement and the possible forfeiture of such shares of Restricted Stock.

Except as otherwise determined by the Committee, upon a Termination Date during the applicable vesting period, all applicable Common Shares of Restricted Stock at such time not yet vested shall be forfeited and reacquired by the Corporation and thereafter will be available for grant under the LTIP.

Treatment on Termination

Death, Disability and Retirement:  Except as otherwise determined by the Committee, where a Participant’s or Director Participant’s employment or term of office or engagement with the Corporation or an affiliate terminates by reason of the Participant’s death, disability or retirement or, in the case of a Director Participant, the Director Participant’s death or disability, then, unless otherwise determined by the Committee, any Awards that are not yet vested will be immediately forfeited to the Corporation at the Termination Date and such Participant or Director Participant shall cease to be eligible under the LTIP. Any Awards held by a Participant or Director Participant that have vested as of the Termination Date will enure to the benefit of the Participant’s or Director Participant’s heirs, executors and administrators.

Voluntary Resignation:  Except as otherwise determined by the Committee, where a Participant’s employment or term of office or engagement terminates by reason of a Participant’s resignation, then any Awards held by the Participant that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

Termination by Corporation Without Cause:  Except as otherwise determined by the Committee, where a Participant’s employment or term of office or engagement terminates by reason of termination by the Corporation or an affiliate without cause (as determined by the Committee in its discretion) (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice), then any Awards held by the Participant that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

Termination For Cause or Breach of Contract:  Except as otherwise determined by the Committee, where a Participant’s employment or term of office or engagement is terminated by the Corporation or an affiliate for cause (as determined by the Committee in its discretion), or, in the case of a Consultant Participant, for breach of contract (as determined by the Committee in its discretion), then any Awards held by the Participant at the Termination Date (whether or not vested) are immediately forfeited to the Corporation on the Termination Date.

Termination for Breach of Fiduciary Duty:  Except as otherwise determined by the Committee, where a Director Participant’s term of office is terminated by the Corporation for breach by the Director Participant of his or her fiduciary duty to the Corporation (as determined by the Committee in its discretion), then any Awards held by the Director Participant at the Termination Date (whether or not vested) are immediately forfeited to the Corporation on the Termination Date.

Termination for Other than Death, Disability or Breach of Fiduciary Duty:  Except as otherwise determined by the Committee, where a Director Participant’s term of office terminates for any reason other than death or disability of the Director Participant or a breach by the Director Participant of his or her fiduciary duty to the Corporation (as determined by the Committee in its discretion), the Committee or the Board may, in its discretion, at any time prior to or following the Termination Date, provide for the vesting of any or all Awards held by a Director Participant on the Termination Date.

Change of Employment Arrangement:  Unless the Committee, in its discretion, otherwise determines, at any time and from time to time, Awards are not affected by a change of employment arrangement within or among the Corporation or an affiliate for so long as the Participant continues to be an employee of the Corporation or an affiliate, including without limitation a change in the employment arrangement of a Participant whereby such Participant becomes a Director Participant. Subject to applicable law and unless the Committee, in its discretion, otherwise determines, at any time and from time to time, Awards are not affected by a change of employment arrangement within or among the Corporation or an affiliate where the Participant ceases to be an employee and continues as a Consultant Participant of the Corporation or an affiliate so long as the Participant continues to be a Consultant Participant of the Corporation or an affiliate.

Discretion to Accelerate Vesting:  The Committee may, in its discretion, at any time prior to or following the retirement, death, disability or termination of employment of a Participant, permit the acceleration of vesting of any or all Awards, all in the manner and on the terms authorized by the Committee, provided that the Committee’s discretion to accelerate vesting where there has been a change of control is limited to only those circumstances set forth in section 6.1 of the LTIP as described below.

Change in Control

Unless otherwise determined by the Committee or the Board of Directors at or after the date of grant, if a Participant or Director Participant ceases to be a director, officer or Consultant Participant of the Corporation or its subsidiaries within 12 months following a Change in Control (as defined in the LTIP) for any reason other than for cause (as that term is interpreted by the courts of the jurisdictions in which the Participant, Director Participant or the Participant’s employer is engaged), voluntary resignation (other than for good reason (as defined by the LTIP)), retirement, death or disability, each Award held by that Participant or Director Participant that is not fully vested on the date at which such person ceases to be a director, officer or Consultant Participant shall become free of all restrictions, conditions and limitations, and become fully vested.

Share Capital Adjustments

The Board shall have the discretion to authorize such steps to be taken as it may consider to be equitable and appropriate in the event of any Share Reorganization, Corporate Reorgnization or Special Distribution (all as defined in the LTIP), including the acceleration of vesting in order to preserve proportionately the rights, value and obligations of the Participants or Director Participants holding Awards in such circumstances.

Amendments

Subject to the rules, regulations and policies of the TSX, the NYSE Amex Equities and applicable law, the Committee may, without notice or shareholder approval, at any time or from time to time, make certain amendments to the LTIP or a specific Award for the purposes of: (i) altering, extending or accelerating the terms of vesting applicable to any Award or group of Awards; (ii) making any amendments to the general vesting provisions of an Award; (iii) changing the termination provisions of an Award, provided the change does not entail an extension beyond the original expiry date of such Award; (iv) accelerating the expiry date of an Award; (v) making any amendments to the provisions of the LTIP that relate to termination of employment in Section 5 of the LTIP, (vi) making any amendments to provide covenants of the Corporation in order to protect Participants; (vii) making any amendments not inconsistent with the LTIP as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants and Director Participants, it may be expedient to make, including amendments that are desirable as a result of changes in law; (viii) making any amendments for the purposes of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error in the LTIP; (ix) making any amendments to any definitions in the LTIP; (x) effecting amendments respecting administration of the LTIP; and (xi) making amendments of a “housekeeping” or ministerial nature.

Certain amendments under the LTIP may not be made without shareholder approval, and these include: (i) amendments to the LTIP that would increase the number of Common Shares issuable under the LTIP in general, the number of Common Shares issuable to insiders under the LTIP, and the number of Common Shares issuable to Director Participants; (ii) amendments to any amending provision in the LTIP; (iii) amendments to the LTIP to include a form of financial assistance to Participants; and (iv) amendments required to be approved by shareholders under applicable law.

In addition, certain amendments under the LTIP may not be made without disinterested shareholder approval, and these include but are not limited to: (i) amendments that could result at any time in the number of Common Shares reserved for issuance to an insider under the LTIP exceeding 10% of the Corporation’s issued and outstanding Common Shares; (ii) amendments resulting in any extension of the term of any award under the LTIP to an insider, if the award expires during a black-out period or during a black-out expiration term; and (iii) amendments required to be approved by disinterested shareholders under applicable law.

Performance Goals

Awards of RSUs and Restricted Stock under the LTIP may be made subject to the attainment of certain performance goals based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing.

Non-Transferablility of Awards

Unless the Committee otherwise determines, awards granted under the LTIP may only be exercised during the lifetime of the Participant or Director Participant by such Participant or Director Participant personally, provided that any Awards held by a Participant or Director Participant that have vested at the Termination Date will enure to the benefit of the Participant or Director Participant’s heirs, executors and administrators. No assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Awards whatsoever in any assignee or transferee. Immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect, provided that any Awards held by a Participant or Director Participant that have vested at the Termination Date will enure to the benefit of the Participant or Director Participant’s heirs, executors and administrators.

Approval Required

At the Meeting, shareholders will be asked to consider and, if thought appropriate, approve, an ordinary resolution approving the LTIP.

The text of the ordinary resolution to approve the adoption of the LTIP is set out in Part II of Appendix “B” to this Information Circular. A complete copy of the LTIP is attached as Appendix “D”.

Shareholder approval of the proposed LTIP is required pursuant to the rules and policies of the TSX.

The Compensation Committee and the Board of Directors of the Corporation have not made determinations as to the allocation of any Awards under the LTIP to any executive officers, directors, employees or consultants of the Corporation and as of March 26, 2010, such potential grants cannot be determined.

To be approved, the ordinary resolution approving the LTIP requires the approval of a majority of the votes cast, in person or by proxy, at the Meeting. The persons named in the enclosed form of proxy intend to vote at the Meeting “FOR” this resolution, unless the shareholder has specified in the form of proxy that its shares are to be voted against the resolution.

Information About Proxies

Solicitation of Proxies

The solicitation of proxies by management of the Corporation will be made primarily by mail but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Corporation. While no arrangements have been made to date, the Corporation may contract for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Corporation.

Appointment of Proxyholder

The persons named in the enclosed form of proxy for the Meeting are officers of the Corporation and nominees of management. A registered shareholder has the right to appoint some other person or company, who need not be a shareholder, to represent such registered shareholder at the Meeting by inserting that other person’s name in the blank space provided on the form of proxy in the form set out in Appendix “A”. If a registered shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either “FOR” or “AGAINST” or “WITHHOLD” from voting on a matter or matters with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted “FOR” such matter or matters.

The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer, or attorney, of such corporation. An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy. In order for a proxy to be valid, a registered shareholder must:

(a)	sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

(b)	return the properly executed and completed form of proxy:

(i)	by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc., or

(ii)	by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international),

to be received by 4:30 p.m., Toronto time, on Friday, April 30, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

Revocation of Proxy

A registered shareholder may revoke a proxy by delivering an instrument in writing executed by such registered shareholder or by the registered shareholder’s attorney authorized in writing or, where the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof and before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

Voting of Proxies

A registered shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the registered shareholder by marking the form of proxy accordingly. The management nominees designated in the enclosed form of proxy will vote the Common Shares represented by proxy in accordance with the instructions of the registered shareholder on any resolution that may be called for and if the registered shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted “FOR” the resolution. If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted “FOR” the resolution.

Exercise of Discretion by Proxyholders

The enclosed form of proxy when properly completed and delivered and not revoked, confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgement on such amendment, variation or matter.

Voting by Beneficial Shareholders

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Persons who hold Common Shares through their brokers, agents, trustees or other intermediaries (such persons, “Beneficial Shareholders”) should note that only proxies deposited by registered shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation. Such Common Shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of “CDS & Co.”, the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of “Cede & Co.”, the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Corporation are referred to as “NOBOs”. Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Corporation are referred to as “OBOs”. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has elected to send the Notice of Meeting, this Information Circular, the form of proxy and the reply card (collectively, the “Meeting Materials”) indirectly through intermediaries to all of the Beneficial Shareholders. The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each Beneficial Shareholder, unless the Beneficial Shareholder has waived the right to receive them.

Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

(a)           be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

(b)
more typically, be given a voting instruction form (“VIF”) which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

As of March 26, 2010, the authorized share capital of the Corporation consists of an unlimited number of Common Shares, of which 44,679,024 Common Shares are issued and outstanding. Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder, and such shareholder may exercise such vote either in person or by proxy.

The Board of Directors of the Corporation has fixed the close of business on March 23, 2010 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every registered shareholder of record at the close of business on March 23, 2010 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment or postponement thereof, except to the extent that:

(a)	such shareholder has transferred the ownership of any of his or her Common Shares after March 23, 2010; and

(b)
the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

Broker Non-Votes

Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the Business Corporations Act (Yukon), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Beneficial Shareholders of those shares.

The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a “broker non-vote”. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Ownership of the Corporation’s Common Shares

Ownership by Management

The following table sets forth certain information regarding beneficial ownership of the Corporation’s Common Shares, as of March 26, 2010, by (i) each of the Corporation’s executive officers and directors and (ii) the Corporation’s executive officers and directors, as a group.

Name and Position(1)	Common Shares Beneficially Owned	Percentage of Class(2)
John M. Clark Director	143,969(3)	*
W. Durand Eppler Director	155,971(4)	*
C. Thomas Ogryzlo Director	184,409(5)	*
Tracy A. Stevenson Director	150,000(6)	*
Michael B. Richings Executive Chairman, Chief Executive Officer and Director	431,881(7)	1%
Frederick H. Earnest President, Chief Operating Officer, and Director	384,599(8)	*
Gregory G. Marlier Chief Financial Officer	144,484(9)	*
All executive officers and directors as a group (7 persons)	1,595,313	3.4%

*	Represents less than 1% of the outstanding Common Shares.

(1)	The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable percentage of ownership for each person is based on 44,679,024 Common Shares outstanding as of March 26, 2010, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular.

(3)	Includes 143,969 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(4)	Includes 16,744 Common Shares owned currently and 139,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(5)	Includes 45,182 Common Shares owned currently and 139,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(6)	Includes 150,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7)	Includes 87,397 Common Shares of the Corporation owned currently and 344,484 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(8)	Includes 14,750 Common Shares of the Corporation owned currently and 369,849 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(9)	Includes 144,484 Common Shares which may be acquired upon the exercise of immediately exercisable options.

Ownership by Principal Shareholders

To the Corporation’s knowledge, no person beneficially owns more than 5% of the Corporation’s outstanding Common Shares as of March 26, 2010.

The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

Change in Control

The Corporation is not aware of any arrangement that might result in a change in control in the future. To the Corporation’s knowledge there are no arrangements, including any pledge by any person of the Corporation’s securities, the operation of which may at a subsequent date result in a change in the Corporation’s control.

Quorum

Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of these matters, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of these matters and will not be voted. Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Corporate Governance

The Corporation’s Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation. Effective June 30, 2005, the Canadian Securities Administrators implemented National Policy 58-201 — Corporate Governance Guidelines and Canadian National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) in each of the provinces and territories of Canada. The NYSE Amex Equities (“NYSE Amex”) (formerly called the American Stock Exchange) has also established rules for corporate governance as detailed in the NYSE Amex’s Company Guide (the “NYSE Amex Company Guide”). The Board of Directors is of the view that the Corporation’s system of corporate governance meets or exceeds the majority of each of these sets of guidelines and requirements.

Board of Directors

The present Board of Directors consists of six directors, three of whom are viewed as being “independent” within the meaning of Canadian NI 58-101 and four of whom qualify as unrelated directors who are viewed as being “independent” within the meaning of Section 803A of the NYSE Amex Company Guide. John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson are considered to be independent members of the Board of Directors.

Although W. Durand Eppler is considered to be independent within the meaning of the NYSE Amex Company Guide, he is not considered to be independent under Canadian NI 58-101 as a result of consulting fees that were paid by the Corporation in 2008 and 2009 to Sierra Partners LLC (“Sierra”), a limited liability company in which Mr. Eppler is a managing member and one-third owner.

On April 1, 2008, the Corporation entered into an agreement with Sierra to provide investor relations and corporate finance consulting services to the Corporation. Under the terms of the agreement, Sierra provided consulting services to the Corporation commencing April 1, 2008 and ending on March 31, 2009. As compensation for these services, Sierra was paid consulting fees in the amount of $50,000.

On April 1, 2009, the Corporation entered into a subsequent agreement with Sierra to provide investor relations and corporate finance consulting services to the Corporation. Under the terms of the agreement, Sierra will provide consulting services to the Corporation commencing April 1, 2009 and ending on March 31, 2010 after which time Sierra will provide consulting services on a month-to-month basis. Sierra will assist with the Corporation’s efforts to maintain an Investor Relations program and provide support and analysis of the Corporation’s general corporate finance and strategy efforts. As compensation for these services, the Corporation agreed to pay to Sierra a monthly retainer fee of $10,000 during the term and issue to Sierra 60,000 of the Corporation’s stock options. As of December 31, 2009 under the April 1, 2009 agreement, the Corporation had made payments totaling $107,114, which included consulting fees of $100,000 and reimbursed expenses of $7,114, and had issued the 60,000 stock options with a recorded expense of $37,111. The Board of Directors does not believe that the payment of this consulting fee will materially interfere with Mr. Eppler’s ability to act in the best interests of the Corporation and has concluded that he remains able to act independently of management of the Corporation.

Michael B. Richings and Frederick H. Earnest are not independent directors because of their management positions with the Corporation. Notwithstanding that a majority of the members of the Board of Directors are not independent for Canadian purposes, the Board of Directors is of the view that it is able to exercise its independent judgment in carrying out its responsibilities.

Board Leadership Strucuture

Michael B. Richings is both the Executive Chairman of the Board and Chief Executive Officer of the Corporation and is not an independent director. All of the independent directors are members of the Audit Committee, the Compensation Committee and the Corporate Governance Committee, which meet regularly without management present. In addition, W. Durand Eppler, a non-management director who is “independent” within the meaning of Section 803A of the NYSE Amex Company Guide, is a member of the Compensation Committee and the Corporate Governance Committee. The Board has reviewed the Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s share-base, the Corporation’s peer group and other relevant factors, and has determined that a combined Executive Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Corporation.

The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation’s management. The Audit Committee is entirely composed of independent directors and with the exception of W. Durand Eppler for Canadian purposes, the Compensation Committee and the Corporate Governance Committee are entirely composed of independent directors. The regularly scheduled committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance. In addition, the Board of Directors meets periodically with the Corporation’s auditor without management present. Accordingly, the Board of Directors believes that there is adequate leadership of the independent directors and that it is currently unnecessary to appoint a lead independent director.

A number of directors of the Corporation hold directorships with other issuers. Details of those other directorships can be found above in the table under the heading “Particular Matters to be Acted Upon — Election of Directors”.

The meeting attendance for the year ended December 31, 2009 is summarized in the table below:

Director	Board Meetings (Attended/Held)	Committee Meetings (Attended/Held)
John M. Clark	5/6	10/10
W. Durand Eppler	6/6	6/6
C. Thomas Ogryzlo	6/6	10/10
Michael B. Richings	6/6	N/A
Tracy A. Stevenson	6/6	10/10
Frederick H. Earnest	6/6	N/A

None of the incumbent directors of the Corporation attended fewer than 75% of the board meetings in 2009.

The Chief Executive Officer of the Corporation and the President and Chief Operating Officer of the Corporation are required to attend the Annual General Meeting; attendance by other directors is discretionary. Messrs. Clark, Eppler, Earnest, Marlier and Richings attended the 2009 Annual General Meeting.

Mandate of the Board of Directors

Pursuant to the Yukon Business Corporations Act, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation. The Board of Directors has adopted a written mandate, which defines its stewardship responsibilities in light of this statutory obligation. Under this mandate, the directors’ principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals. In addition, the Board of Directors has also specifically assumed responsibility for succession planning and monitoring senior management, the Corporation’s disclosure policy, and the integrity of the Corporation’s internal control and management information systems. In carrying out these responsibilities, the Board of Directors is entitled to place reasonable reliance on management. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders. A copy of the Mandate of the Board of Directors is attached as Appendix “E”.

Position Descriptions

The Board of Directors has not developed written position descriptions for the chair of the Board of Directors, the chair of each committee, or the Chief Executive Officer. Accordingly, the roles and responsibilities of those positions are currently delineated on the basis of customary practices.

The chair of each committee of the Board of Directors is identified below under the heading “Committees of the Board of Directors”.

Orientation and Continuing Education

New Board members receive an informed orientation regarding the role of the Board of Directors, its committees and the directors, as well as the nature and operations of the Corporation’s business. As well, presentations are given, from time to time, to the Board of Directors on legal and other matters applicable to the Corporation and directors’ duties.

Ethical Business Conduct

On December 19, 2003, the Board of Directors adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general. The Code of Ethics was amended on March 2, 2009. An integral part of the Code of Ethics is the policy that the Corporation will be managed with full transparency, and in the best interests of the shareholders and other stakeholders of the Corporation. The Code of Ethics (as amended) is available on the

Corporation’s website at www.vistagold.com and on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. The Code of Ethics applies to all directors, officers and employees, including the principal executive, financial and accounting officers. The Board of Directors, through the Corporate Governance Committee, is responsible for monitoring compliance with the Code of Ethics. The Corporate Governance Committee reviews with management any issues with respect to compliance with the Code of Ethics.

The Board of Directors ensures, through the Corporate Governance Committee, that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest. The Code of Ethics sets out the procedure with respect to reporting conflicts of interest. Actual or potential conflicts of interests are reported to the Chair of the Corporate Governance Committee. Members of the Corporate Governance Committees are required to be particularly vigilant in reviewing and approving conflicts of interests.

Committees of the Board of Directors

During fiscal 2009, there were three standing committees of the Board of Directors: the Audit Committee; the Corporate Governance Committee; and the Compensation Committee, each described below. Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent. All of the directors on each committee are “independent” within the meaning of Section 803A of the NYSE Amex Company Guide. All of the directors on the Audit Committee are “independent” within the meaning of Canadian NI 58-101, and all but one of the directors on the other committees are “independent” within the meaning of Canadian NI 58-101. The non-independent director on such committees is a non-management director.

Audit Committee

The Corporation has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is chaired by John M. Clark. Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and Tracy A. Stevenson. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the NYSE Amex Company Guide, and is “independent” and “financially literate” within the respective meaning of such terms in Canadian National Instrument 52-110 — Audit Committees (“NI 52-110”). In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002, the Board of Directors has identified John M. Clark as the “Audit Committee Financial Expert”“and is “financially sophisticated” within the meaning of NYSE Amex Company Guide Section 803(B)(2). No member of the Audit Committee has participated in the preparation of the financial statements of the Corporation, or any current subsidiary of the Corporation, at any time during the past three years. The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board of Directors, assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the independent auditor’s qualifications, independence and performance, (iii) the internal controls that management and the Board of Directors have established, (iv) the audit, accounting and financial reporting processes generally, and (v) compliance by the Corporation with legal and regulatory requirements. A copy of the Audit Committee Charter is available on the Corporation’s website at www.vistagold.com. The Audit Committee met four times during the fiscal year ended December 31, 2009. Additional information about the Audit Committee is contained below under the heading “Audit Committee Report”.

Corporate Governance Committee

The Corporate Governance Committee is chaired by C. Thomas Ogryzlo. Its other members as of the date of this Information Circular are John M. Clark, W. Durand Eppler and Tracy A. Stevenson. The Corporate Governance Committee’s functions are to review the Corporation’s governance activities and policies and to review, approve and monitor related party transactions involving the Corporation and also to review proposed nominees for the Board of Directors. The Corporate Governance Committee met two times during the fiscal year ended December 31, 2009.

The Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices. The Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Corporation and its shareholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Corporation in society. The Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates. From time to time the Committee recommends highly qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board. Shareholders may submit recommendations in writing by letter addressed to the Chief Executive Officer of the Corporation or the Chairman of the Corporate Governance Committee. In addition, qualified persons may nominate directors at an annual general meeting. Persons qualified to make a nomination are either a shareholder entitled to vote at the meeting or a proxyholder with a proxy that specifically allows that proxyholder to nominate a director.

The Corporate Governance Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees. The Corporate Governance Committee oversees the evaluation of the Board composition and members. Annually the Corporate Governance Committee reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to making effective decision making. The Corporate Governance Committee believes it is in the best interests of the Corporation, when selecting candidates to serve on the Board, to consider the diversity of the Board and review candidates who possess a range of skills, experience, personality, education, personal background and other qualities for nomination. The Corporate Governance Committee assesses the effectiveness of this approach as part of its annual review of its charter.

The Corporate Governance Committee reviews the size of the Board of Directors annually. A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience. The Board of Directors believes that its present size effectively fulfils this goal. The Corporate Governance Committee recommended the nominees in this Information Circular for directors.

The Corporation’s Corporate Governance Committee Charter is available on the Corporation’s website at www.vistagold.com.

Compensation Committee

The Compensation Committee is chaired by W. Durand Eppler. Its other members as of the date of this Information Circular are John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson. The Compensation Committee’s functions are to review and make recommendations regarding the Corporation’s compensation policies and programs, as well as salary and benefit levels for individual executives, to the Board of Directors. The Board of Directors, in turn, gives final approval on compensation matters. Except for delegation by the Compensation Committee of its responsibilities to a sub-committee of the Compensation Committee, the Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.

The Compensation Committee meets at regularly scheduled times between meetings of the Board of Directors, and sometimes acts by unanimous written consent. The Compensation Committee met four times during the fiscal year ended December 31, 2009. The duties of the Compensation Committee are described in its charter, which is available on the Corporation’s website at www.vistagold.com. The Compensation Committee Charter is reviewed annually by the Compensation Committee, in order to ensure continued compliance with its stated functions and policies.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman, or one or more non-management directors by using the contact information provided on the Corporation’s website under the headings “Management Team”, “Board of Directors” and “Contact the Board of Directors”. Shareholders may also send communications by letter addressed to the Chief Executive Officer of the Corporation at 7961 Shaffer Parkway, Suite 5, Littleton, CO 80127 or by contacting the Chief Executive Officer at (720) 981-1185. All communications addressed to the Chief Executive Officer will be received and reviewed by that officer. The receipt of concerns about the Corporation’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Board’s Role in Risk Oversight

The Board considers the understanding, identification and management of risk as essential elements for the successful management of the Corporation. The Corporation faces a variety of risks, including credit risk, liquidity risk, and operational risk. The Board believes an effective risk management system will: (i) timely identify the material risks that the Corporation faces; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees of the Board; (iii) implement appropriate and responsive risk management strategies consistent with the Corporation’s risk profile; and (iv) integrate risk management into the Corporation’s decision-making.

Risk oversight begins with the Board of Directors and the Audit Committee. The Audit Committee is chaired by John M. Clark and three independent directors sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Corporation’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Corporation’s risk management processes.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Corporation’s effectiveness in identifying and appropriately controlling risks.

The Corporation also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

•	provide that risks are identified, monitored, reported and priced properly;

•	define and communicate the types and amount of risk the Corporation is willing to take;

•	communicate to the appropriate management level the type and amount of risk taken;

•	maintain a risk management organization that is independent of the risk-taking activities; and

•	promote a strong risk management culture that encourages a focus on risk-adjusted performance.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Corporation’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Corporation’s executive officers, to assess and analyze the most likely areas of future risk for the Corporation.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in 2001, as amended in 2005 and 2009, which is reviewed annually. Each member of the Audit Committee is “independent” within the meaning of Section 803(B)(2) the NYSE Amex Company Guide and “independent” and “financially literate” within the meaning of such terms in NI 52-110. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002, the Board of Directors has identified John M. Clark as the “Audit Committee Financial Expert.” A copy of the Audit Committee Charter is available on the Corporation’s website at www.vistagold.com.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation’s independent accountants. The Audit Committee is responsible for recommending to the Board of Directors that the Corporation’s financial statements and the related management’s discussion and analysis be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year 2009.

First, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as superseded by Statement of Auditing Standards 114 — the Auditor’s Communication with Those Charged with Governance, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and received from PricewaterhouseCoopers LLP the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Corporation’s management and PricewaterhouseCoopers LLP, the Corporation’s audited consolidated balance sheets at December 31, 2009, and consolidated statements of income, cash flows and shareholders’ equity for the fiscal year ended December 31, 2009.

Based on the discussions with PricewaterhouseCoopers LLP concerning the audit, the independence discussions, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation’s financial statements and the related management’s discussion and analysis be included in its 2009 Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee

John M. Clark (Chairman)
C. Thomas Ogryzlo
Tracy A. Stevenson

Compensation Discussion and Analysis

Compensation Program Objectives

The Corporation’s compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation’s business. These policies and programs are intended to attract and retain capable and experienced people. The Compensation Committee’s role and philosophy is to ensure that the Corporation’s compensation goals and objectives, as applied to the actual compensation paid to the Corporation’s Chief Executive Officer and other executive officers, are aligned with the Corporation’s overall business objectives and with shareholder interests.

In addition to industry comparables and industry compensation surveys, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation’s incentive policy.

Role of Executive Officers in Determining Compensation

The Compensation Committee of the Board of Directors reviews and recommends compensation policies and programs to the Corporation, as well as salary and benefit levels for its executives. The President and Chief Operating Officer of the Corporation and the Executive Chairman and Chief Executive Officer of the Corporation may not be present during meetings of the Compensation Committee at which their compensation is being discussed. The Board of Directors makes the final determination regarding the Corporation’s compensation programs and practices.

Elements of Our Compensation Program for Fiscal Year 2009

The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. As described above under the heading, “Particulars of Matters to be Acted Upon — Approval of Long Term Equity Incentive Plan”, the Corporation is proposing the addition of a long term incentive plan as a fourth component to its total compensation plan.

There is no policy or target regarding allocation between cash and non-cash elements of the Corporation’s compensation program. The Compensation Committee reviews annually the total compensation package of each of the Corporation’s executives on an individual basis, against the backdrop of the compensation goals and objectives described above, and makes recommendations to the Board of Directors concerning the individual components of their compensation.

Base Salary

As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. Salaries for our executive officers are normally reviewed annually to reflect external factors such as inflation as well as overall corporate performance and the results of internal performance reviews.

Incentive Payments

The Corporation’s incentive policy generally allows executive officers and management personnel to earn discretionary incentive payments based on a percentage of his or her base salary, which is in part based upon individual performance and in part based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except Mr. Richings, the Executive Chairman and Chief Executive Officer of the Corporation and Mr. Earnest, the President and Chief Operating Officer of the Corporation who are entitled to earn a discretionary incentive payment in an amount determined annually by the Board of Directors.

Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors regarding the appropriate incentive payments for the executive officers and management personnel. The Compensation Committee and the Board of Directors will consider the corporate goals established each year, the Corporation’s performance relative to those goals and the ability of the Corporation to pay a bonus in making these determinations. In 2009, incentive payments totaling $170,000 were paid to executive officers of the Corporation.

Stock Options

The description of the Corporation’s Stock Option Plan hereunder is based on the current plan, without giving effect to the amendments contemplated under the heading “Particulars of Matters to be Acted Upon — Amendment to the Stock Option Plan”.

The Corporation’s Stock Option Plan is intended to emphasize management’s commitment to the growth of the Corporation and the enhancement of shareholders’ equity through, for example, improvements in operating results, resource base and share price increments.

The Stock Option Plan provides for grants to directors, officers, employees and consultants of the Corporation or its subsidiaries, of options to purchase Common Shares. Subject to applicable stock exchange requirements, the maximum number of Common Shares which may be reserved, set aside and made available for issue under, and in accordance with, the Stock Option Plan is a variable number equal to 10% of the total number of Common Shares issued and outstanding as of the date of the grant on a non-diluted basis. The maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding from time to time. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation or its subsidiaries who are eligible to receive stock options under the Stock Option Plan (“Optionees”), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on either the NYSE Amex or the TSX, at the Board of Directors’ discretion, on the last trading day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant provided that, if the expiry date of an option occurs during a blackout period, such expiry date shall be deemed to be extended to the date that is the 10th business day after the last day of the applicable blackout period. Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

Pursuant to the terms of our Stock Option Plan, if any Optionee ceases to be a director, officer or employee of the Corporation or its subsidiaries, as a result of termination for “cause” (as defined in the Stock Option Plan), all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, his or her options may be exercised up to, but not after, the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date of the option. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to, but not after, the earlier of 90 days from the date of death or the expiry date of such option.

Perquisites and Other Personal Benefits

The Corporation’s Named Executive Officers are not generally entitled to significant perquisites or other personal benefits not offered to our employees. The Corporation does sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which is described further below under the heading “— Pension and Retirement Savings Plans”.

Compensation for our Named Executive Officers in 2009

Our Named Executive Officers for the fiscal year ended December 31, 2009 were Michael B. Richings (Executive Chairman and Chief Executive Officer), Frederick H. Earnest (President and Chief Operating Officer) and Gregory G. Marlier (Chief Financial Officer). Mr. Richings served as our President and Chief

Executive Officer until July 30, 2007, at which time he was appointed to his present position. Mr. Earnest, who served previously as Senior Vice President, Project Development, was appointed President and Chief Operating Officer effective August 1, 2007.

The compensation of Mr. Richings, the Executive Chairman and Chief Executive Officer of the Corporation, is determined in the same manner as for other executive officers (as described above). Under the employment contract between the Corporation and Mr. Richings, Mr. Richings is entitled to receive a base salary, an annual discretionary incentive bonus, five weeks’ vacation time and various minor perquisites. In addition, Mr. Richings is entitled to receive stock options under the Stock Option Plan. Further details regarding the compensation received by Mr. Richings during 2009 are outlined below under the heading “— Summary Compensation Table”.

Effects of Regulatory Requirements on Executive Compensation

Section 409A of the Code generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. Our compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Code, and we anticipate that the Compensation Committee will continue to design and administer our compensation programs accordingly.

Various rules under current generally accepted accounting practices impact the manner in which the Corporation accounts for grants of stock options to employees, including executive officers, on its financial statements. While the Compensation Committee reviews the effect of these rules (including FAS 123(R)) when determining the form and timing of grants of stock options to the Corporations’ employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Corporation that this Compensation Discussion and Analysis be included in this Information Circular.

Submitted on behalf of the Compensation Committee

W. Durand Eppler (Chairman)
John M. Clark
C. Thomas Ogryzlo
Tracy A. Stevenson

The above filed report of the Compensation Committee will not be deemed to be “soliciting material” or to be “filed” with the United States Securities and Exchange Commission, nor shall such information be incorporated by reference in any of our filings under the United States Securities Act of 1933 or the United States Securities and Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same by reference.

Summary Compensation Table and Director’s Compensation Table

The table below sets forth all compensation awarded to, paid to or earned by our President and Chief Operating Officer, Executive Chairman and Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers for the fiscal year indicated. These officers are referred to in this Information Circular as our “Named Executive Officers”.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards(1)(2) ($) (f)	All Other Compensation(3)(4) ($) (i)	Total ($) (j)
Michael B. Richings, Executive Chairman and Chief Executive Officer(5)	2009 2008 2007	300,000 183,333 214,958	75,000 nil 50,000	89,233 194,335 365,381	28,215 7,333 9,417	492,448 385,001 639,756
Frederick H. Earnest, President and Chief Operating Officer(6)	2009 2008 2007	240,000 202,083 180,835	75,000 nil 35,000	133,850 129,557 214,968	10,574 8,083 7,933	459,424 339,723 438,736
Gregory G. Marlier, Chief Financial Officer	2009 2008 2007	165,000 151,000 142,329	20,000 nil 16,920	44,617 64,778 128,981	15,320 6,040 5,885	244,937 221,818 294,115

(1)	All securities under option are for Common Shares of the Corporation. No stock appreciation rights are outstanding.

(2)	The amounts in this column represent the dollar amounts for the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, of options granted pursuant to our Stock Option Plan.

(3)	Perquisites and other personal benefits for the most recently completed financial year do not exceed $10,000 for any of the Named Executive Officers unless otherwise noted.

(4)
Represents the Corporation’s contribution under the Corporation’s Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See “Pension and Retirement Savings Plans”.

(5)
Mr. Richings served as President and Chief Executive Officer of the Corporation until July 31, 2007 at which time Mr. Earnest was appointed as President and Chief Operating Officer with Mr. Richings remaining as Chief Executive Officer. Mr. Richings was appointed to the additional position of Executive Chairman on November 6, 2007.

(6)
Mr. Earnest was Senior Vice President, Project Development of the Corporation from September 22, 2006 to July 31, 2007. On August 1, 2007, Mr. Earnest became President and Chief Operating Officer of the Corporation.

Executive Employment Agreements

Employment Agreement with Michael B. Richings.  Michael B. Richings, Executive Chairman and Chief Executive Officer of the Corporation, has been engaged under an employment contract with the Corporation and Vista Gold (US), Inc., a wholly-owned subsidiary of the Corporation, effective January 1, 2005.

Pursuant to the terms of his employment contract, Mr. Richings was to receive a base salary of $175,000 and annual discretionary incentive payments. On August 4, 2008, Mr. Richings’ base salary was adjusted from $175,000 to $300,000 based on the change in his position with the Corporation. The grant of any annual incentive payment shall be in the sole discretion of our Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Richings’ eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Richings is also entitled to five weeks’ vacation time and other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

In addition, in 2009, the Corporation granted to Mr. Richings a 5-year option to purchase 100,000 shares of our Common Stock in accordance with the Stock Option Plan. See “— Outstanding Equity Awards and Options Exercised as at December 31, 2009 Table” below for a description of vesting and other terms applicable to Mr. Riching’s option.

Employment Agreement with Gregory G. Marlier.  Gregory G. Marlier, Chief Financial Officer of the Corporation, has been engaged under an employment contract dated June 1, 2004. Effective as of July 31, 2006, Mr. Marlier entered into a new agreement with the Corporation and Vista Gold (US), Inc., its wholly-owned subsidiary, pursuant to which Mr. Marlier agreed to serve as Chief Financial Officer of the Corporation and of Vista Gold (US), Inc. Effective March 17, 2009, Mr. Marlier’s employment agreement was amended and restated. Mr. Marlier’s employment contract provides that it shall automatically renew each year, unless the Corporation confirms that it does not wish to renew the agreement at least 60 days before December 31 of each year.

Pursuant to the terms of his employment contract, Mr. Marlier is to receive an annual base salary of $165,000 and annual discretionary incentive payments. The grant of any such incentive payments shall be in the sole discretion of our Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Marlier’s eligibility to receive such incentive payments is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Marlier is also eligible to receive other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

In addition, during 2009, the Corporation granted to Mr. Marlier a 5-year option to purchase 50,000 shares of our Common Stock in accordance with the Stock Option Plan. See “— Outstanding Equity Awards and Options Exercised as at December 31, 2009 Table” below for a description of vesting and other terms applicable to Mr. Marlier’s option.

Employment Agreement with Frederick H. Earnest.  Frederick H. Earnest has been engaged under an employment contract effective September 22, 2006, pursuant to which he was initially engaged to serve as Senior Vice President of Project Development of the Corporation and Vista Gold (US), Inc., its wholly-owned subsidiary. Effective since August 1, 2007, Mr. Earnest has served as President and Chief Operating Officer of the Corporation and of Vista Gold (US), Inc. Effective March 17, 2009, Mr. Earnest’s employment agreement was amended and restated.

Pursuant to the terms of his employment contract, Mr. Earnest is to receive an annual base salary of $240,000 and annual discretionary incentive payments. The grant of any such incentive payments shall be in the sole discretion of our Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Earnest’s eligibility to receive such incentive payments is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Earnest is also eligible to receive other benefits made available to our senior executive officers, including participation in any benefit plans and policies.

In addition, in 2009, the Corporation granted to Mr. Earnest a 5-year option to purchase 150,000 shares of our Common Stock in accordance with the Stock Option Plan. See “— Outstanding Equity Awards and Options Exercised as at December 31, 2009 Table” below for a description of vesting and other terms applicable to Mr. Earnest’s option.

Grants of Plan Based Awards as at December 31, 2009 Table

A summary of plan-based awards granted during the year ended December 31, 2009 to Named Executive Officers is set out in the table below. All grants are of stock options to acquire Common Shares of the Corporation.

Name (a)	Grant Date (b)	All Other Option Awards: Number of Securities Underlying Options (j)	Exercise or Base Price of Option Awards(1) ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
Michael B. Richings, Executive Chairman and Chief Executive Officer	8/13/09	100,000	$1.77	$0.89
Frederick H. Earnest, President and Chief Operating Officer	8/13/09	150,000	$1.77	$0.89
Gregory G. Marlier, Chief Financial Officer	8/13/09	50,000	$1.77	$0.89

(1)
Pursuant to the terms of the Corporation’s Stock Option Plan, the exercise price for Common Shares underlying grants awarded under the Plan is not less than the closing market price of the Corporation’s Common Shares on either the TSX or the NYSE Amex as of the day prior to the date of the grant.

The reported high and low trading prices of the Corporation’s Common Shares on the TSX and the NYSE Amex for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

	Toronto Stock Exchange		NYSE Amex
	High	Low	High	Low
7/14/09 — 8/12/09	Cdn.$2.12	Cdn.$1.74	$2.00	$1.63

Outstanding Equity Awards and Options Exercised as at December 31, 2009 Table

Except for the 50,000 options exercised by Michael B. Richings, there were no option exercises by any of the Named Executive Officers during the year ended December 31, 2009. No stock appreciation rights are outstanding.

A summary of the number and the value of the outstanding equity awards at December 31, 2009 held by Named Executive Officers is set out in the table below.

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity incentive plan awards: Number of Securities Underlying Unexercised unearned options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Michael B. Richings, Executive Chairman and Chief Executive Officer	9,484 75,000 60,000 150,000 50,000	nil nil nil nil 50,000		6.84 4.58 7.45 3.22 1.77	07/30/11 07/29/12 11/05/12 08/14/13 08/13/14
Frederick H. Earnest, President and Chief Operating Officer	94,849 100,000 100,000 75,000	nil nil nil 75,000		6.53 4.58 3.22 1.77	09/21/11 07/29/12 08/14/13 08/13/14
Gregory G. Marlier, Chief Financial Officer	9,484 60,000 50,000 25,000	nil nil nil 25,000		6.84 4.58 3.22 1.77	07/03/11 07/29/12 08/14/13 08/13/14

Option Exercises and Stock Vested as at December 31, 2009 Table

Option Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)
Michael B. Richings Executive Chairman and Chief Executive Officer	50,000	$1,897
Frederick H. Earnest President and Chief Operating Officer	—	—
Gregory G. Marlier Chief Financial Officer	—	—

Pension and Retirement Savings Plans

The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Code, which is available to permanent US-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees’ salaries. The Corporation has no plans to provide pension or other retirement benefits.

Nonqualified Deferred Compensation

The Corporation has no plans that provide for deferred compensation to its executive officers.

Termination of Employment, Change in Responsibilities and Employment Contracts

Payments Upon Termination or Change in Responsibilities

Each of the employment agreements with the Named Executive Officers described above contain provisions which entitle them to payments following termination or alteration of their employment with the Corporation in certain circumstances, as described below.

Under the terms of Mr. Richings employment contract, Mr. Richings may be terminated (i) by the Corporation without “just cause” (as defined below), provided that we continue to pay his base salary, currently equal to $300,000, for a period of 12 months following such termination, or (ii) by Mr. Richings for any reason upon 30 days’ notice to the Corporation. In addition, in the event of a “substantial adverse change” (as defined below) in Mr. Richings’ employment without cause, the Corporation must continue to pay his base salary, accrued vacation pay, employer contributions to his retirement savings plan and employer-paid benefits for a period of 12 months following the occurrence of such substantial adverse change. In the case of Mr. Richings’ termination by the Corporation without cause or the occurrence of a substantial adverse change in his employment without cause, Mr. Richings may elect to receive a lump sum payment of $366,878, representing 12 months of salary, vacation pay, employer contribution to his retirement savings plan, and employer-paid benefits calculated based on current levels.

Pursuant to the terms of Mr. Marlier’s employment contract, in the event of a “fundamental change” (as defined below) in his employment or termination of his employment without “just cause” (as defined below), Mr. Marlier will be entitled to continuation of his salary, accrued vacation pay, employer contributions to his retirement savings plan, and employer-paid benefits for six months after such fundamental change or termination (currently equal to $119,255). Alternatively, Mr. Marlier may elect to receive a lump sum payment of this amount.

Pursuant to the terms of Mr. Earnest’s employment contract, in the event of a “substantial adverse change” (as defined below) in Mr. Earnest’s employment or termination of his employment by the Corporation without “just cause” (as defined below), Mr. Earnest will be entitled to continuation of his salary, accrued vacation pay, employer contributions to his retirement savings plan and employer-paid benefits for 12 months after such substantial adverse change or termination (currently equal to $306,907.46). Alternatively, Mr. Earnest may elect to receive a lump sum payment of this amount.

As used in each of the employment contracts with Messrs. Richings, Marlier and Earnest, “just cause” includes any of their (i) failure to perform their respective duties in a satisfactory manner, as determined by our Board of Directors, (ii) death or permanent disability, (iii) breach of any fiduciary duty owed to the Corporation, or (iv) conviction in a criminal proceeding.

As used in the employment contract with Mr. Marlier, “fundamental change” means (i) an adverse change in any of his duties, powers, salary or benefits, (ii) a diminution of his title, or (iii) a change in the metropolitan area in which he is regularly required to carry out the terms of his employment, in each case as compared to the status of such matters as of the effective date of the agreement.

As used in Mr. Richings’ and Mr. Earnest’s employment contracts, “substantial adverse change” means (i) a material adverse change in any of their respective duties, powers, rights, discretion, salary or benefits, or (ii) a diminution of their respective titles, in each case as compared to the status of such matters at the effective date of their applicable agreement.

For a description of the treatment of outstanding options held by Named Executive Officers upon termination, see “— Compensation Discussion and Analysis — Elements of Our Compensation Program for Fiscal Year 2009 — Stock Options” above.

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of their employment, resignation or retirement, following a change of control of the Corporation, or in the event of a change in responsibilities following any such change of control.

Compensation of Directors

The following table sets forth a summary of the compensation received by the directors of the Corporation during fiscal year ended December 31, 2009.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)(1)	All other Compensation ($) (g)	Total ($) (h)
John M. Clark	28,000	—	44,617		72,617
W. Durand Eppler(2)	24,000	—	44,617		68,617
C. Thomas Ogryzlo	24,000	—	44,617		68,617
Tracy A. Stevenson	24,000	—	44,617		68,617

(1)	The aggregate grant date fair value of each Option Award is $0.89.

(2)
The Corporation paid consulting fees to Sierra, a limited liability company in which Mr. Eppler is a managing member and one-third owner. Sierra provides investor relations and corporate finance consulting services to the Corporation. For a description of the consulting fees paid in 2008 and 2009 to Sierra, see the heading “Corporate Governance — Board of Directors”.

During the fiscal year ended December 31, 2009, the directors received a fee of $6,000 per quarter, except the Chair of the Audit Committee who was paid $7,000 per quarter. In addition, each director was granted options to purchase 50,000 Common Shares. All such options were granted pursuant to the Stock Option Plan, whereby 50% of each director’s options vested immediately, and the remaining 50% vest over a one-year period. The Corporation also reimburses directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2009 (i) to the directors of the Corporation, in their capacity as directors of the Corporation and any of its subsidiaries, was $100,000, and (ii) to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn.$150,000 was $1,196,809. This sum includes compensation paid to executive officers pursuant to the cash incentive plan of $170,000 and retirement savings plan of $27,305.

Securities Reserved For Issuance Under Equity Compensation Plans

The following table sets out information relating to the Corporation’s equity compensation plans as at December 31, 2009. The Corporation’s only equity compensation plan is the Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,788,145	$3.75	1,679,757
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	2,788,145	$3.75	1,679,757

Indebtedness of Directors and Senior Officers

None of the directors, senior officers, nor any individual who was at any time during the most recently completed financial year a director or senior officer, nor any associates or affiliates of the foregoing persons is as of the date hereof indebted to the Corporation.

Director and Officer Liability Insurance

The Corporation has purchased and maintains insurance in the amount of $15 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such person’s failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is $215,873.90. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

Orders, Penalties and Settlement Agreements

Except as disclosed below, to the knowledge of the Corporation, no proposed director of the Corporation:

(a)
is, as at the date of this Information Circular, or was within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation), that:

(i)	was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer, or

(ii)
was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes of paragraph (a), above, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.

•
John Clark was a director of Marketvision Direct Inc. when it was cease traded by the British Columbia and Ontario Securities Commissions for failure to file and deliver to shareholders its annual financial statements for the year ended June 30, 2001 and the first quarter interim financial statements for the period ended September 30, 2001. The Ontario Securities Commission issued its cease trade order on December 5, 2001. The cease trade order was subsequently revoked on March 11, 2002 following the filing of the financial statements as required. The British Columbia Securities Commission issued their order on December 7, 2001 and revoked it on February 1, 2002.

•
C. Thomas Ogryzlo was a director of Plata-Peru Resources Inc. when it was cease traded by the Ontario and Alberta Securities Commissions for failing to file financial statements for the fiscal year ended December 31, 1998. The final order to cease trade came into effect on June 24, 1999. The company remains cease traded. In 2005, the company updated its financial statements and notified the exchange of its intention that, subject to shareholders’ approval, the assets of the company would be sold. Subsequent to receiving shareholders’ approval the assets of the company were sold.

To the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or has been within the 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the knowledge of the Corporation, no proposed director of the Corporation has, within 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director of the Corporation.

To the knowledge of the Corporation, no proposed director of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Interest of Certain Persons in Material Transactions and Matters to be Acted Upon

Except as otherwise described in this Information Circular, no director or executive officer of the Corporation who has served in such capacity since the beginning of the last financial year, any proposed nominee for director, or any associate or affiliate of such person, and to the best of the knowledge of management of the Corporation, no person that has direct or indirect beneficial ownership of more than 5% of the issued Common Shares of the Corporation and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past year, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries or in any matter to be acted upon at the Meeting other than the election of directors or the appointment of auditors of the Corporation. Except as otherwise disclosed in the Information Circular, there have been no transactions since the beginning of the Corporation’s last financial year, nor are there any currently proposed transactions, in which the Corporation was or is to be a participant and the amount involved exceeds $120,000, and in which any director, executive officer or other person as set forth in the preceding sentence, had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Parties

The Corporation has adopted a written policy for the review of transactions with related persons. The policy requires review, approval or ratification of all transactions in which the Corporation is a participant and in which any of the Corporation’s directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Corporation’s proxy statement pursuant to the United States Securities and Exchange Commission compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Corporate Governance Committee of the Board of Directors. Transactions deemed to be pre-approved are not required to be reported to the Committee, except that transactions in the ordinary course of business must be submitted to the Committee for review at its next following meeting.

Following its review, the Corporate Governance Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Corporation and its shareholders, taking into consideration whether they are on terms no less favourable to the Corporation than those available with other parties and the related person’s interest in the transaction. If a related party transaction is to be ongoing, the Corporate Governance Committee may establish guidelines for the Corporation’s management to follow in its ongoing dealings with the related person.

Management Contracts

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation. The Corporation has entered into employment agreements with each of Michael B. Richings, Executive Chairman and Chief Executive Officer, Gregory G. Marlier, Chief Financial Officer, and Frederick H. Earnest, President and Chief Operating Officer, as set forth above under “Termination of Employment, Change in Responsibilities and Employment Contracts”.

Shareholder Proposals

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation’s principal executive offices not less than 120 calendar days before the anniversary date of the Corporation’s management information and proxy circular released to the Corporation’s shareholders in connection with the previous year’s annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be November 26, 2010. If a shareholder proposal is not submitted to the Corporation by November 26, 2010, the Corporation may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Corporation by February 9, 2011 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

Other Matters

Management of the Corporation knows of no other matters which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the laws of the Yukon Territory, the Articles or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s officers and directors, and persons who own more than 10% of the Corporation’s Common Shares, to file reports of ownership and changes of ownership of such securities with the United States Securities and Exchange Commission. Based solely on a review of such reports, the Corporation believes that all filing requirements applicable to the Corporation’s officers, directors and holders of more than 10% of the Corporation’s Common Shares were complied with during the 2009 fiscal year.

Additional Information and Availability of Documents

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 3, 2010.

The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)	the Corporation’s latest Annual Report on Form 10-K or annual information form, together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)
the comparative financial statements and management’s discussion and analysis of the Corporation for the Corporation’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Corporation subsequent to the financial statements for the Corporation’s most recently completed financial year; and

(c)	this Information Circular.

Copies of the foregoing documents are also available on the Corporation’s website at www.vistagold.com or copies of the above documents will be provided by the Secretary of the Corporation, upon request, by mail at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2; by phone at 1-866-981-1185; or by email at connie@vistagold.com, free of charge to shareholders of the Corporation. Copies of the foregoing documents are also available on the Corporation website at www.vistagold.com or the Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document. Financial information relating to the Corporation is provided in the Corporation’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Additional information relating to the Corporation is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Corporation through the methods described above.

Multiple Shareholders Sharing the Same Address

Recent changes in the regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the 2010 Annual General and Special Meeting, or the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, the shareholder may receive copies by contacting the President and Chief Executive Officer of the Corporation at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this 26th day of March, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

Michael B. Richings
Executive Chairman and Chief Executive Officer

APPENDIX “A”

FORM OF PROXY

Vista Gold Corp.

Security Class
Holder Account Number

Fold

Form of Proxy - Annual General and Special Meeting to be held on May 3, 2010

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.
Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on this proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management or its agent to the holder.

5.
The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

Fold

6.
The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.
This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 1:00 p.m., Toronto Time, on Friday, April 30, 2010,
or no later than 48 hours (excluding Saturdays, Sundays and holidays)
before any adjournment or postponement of the meeting.

A - 1

+	+

Appointment of Proxyholder

The undersigned, a “Registered Shareholder” of Vista Gold Corp. (the “Company”) hereby appoint(s): Michael B. Richings, or failing him, Gregory G. Marlier,	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions or uncertain instructions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Vista Gold Corp. to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on May 3, 2010 at 10:00 a.m., Vancouver Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors
Fold
	For	Withhold		For	Withhold		For	Withhold
01. John M. Clark	☐	☐	02. W. Durand Eppler	☐	☐	03. C. Thomas Ogryzlo	☐	☐
04. Tracy A. Stevenson	☐	☐	05. Michael B. Richings	☐	☐	06. Frederick H. Earnest	☐	☐
2. Appointment of Auditor
	For	Withhold
Appointment of PricewaterhouseCoopers LLP as Auditor of the Company to hold office until the close of the next Annual General Meeting of the Company or until a successor is appointed and authorizing the Board of Directors through the Audit Committee to fix their remuneration.
	☐	☐
3. Amendment to Stock Option Plan
	For	Against
To approve an ordinary resolution relating to making certain amendments to the Stock Option Plan, all as described in the accompanying information and proxy circular.	☐	☐
4. Approval of All Unallocated Options Under the Stock Option Plan
	For	Against
To approve an ordinary resolution approving all unallocated options under the Stock Option Plan, all as described in the accompanying information and proxy circular.	☐	☐

Fold
Authorized Signature(s) — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

☐	087141	A R 1	V G Z Q	+

A - 2

APPENDIX “B”

TEXT OF THE ORDINARY RESOLUTIONS TO BE PASSED AT THE MEETING

Part I

Stock Option Plan Amendment Resolution

“BE IT RESOLVED, as an ordinary resolution, that:

1.	the amendments to the Corporation’s Stock Option Plan to:

(i)	amend the insider participation limits in the Stock Option Plan to align with the insider participation limits in the Toronto Stock Exchange Company Manual;

(ii)
amend the maximum number of Common Shares reserved for issuance under the Stock Option Plan so that the maximum number of Common Shares issuable under the Stock Option Plan, together with any other Security Based Compensation Arrangements (as defined by the Toronto Stock Exchange Company Manual) is 10% of the issued and outstanding Common Shares on a non-diluted basis; and

(iii)	amend the amending provisions of the Stock Option Plan to provide further clarity as to the approvals necessary to amend the terms of the Stock Option Plan and any outstanding options thereunder;

the text of which are set out in Appendix “C” of the Information Circular be and are hereby ratified, approved and confirmed; and

2.
any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

Part II

LTIP Resolution

“BE IT RESOLVED, as an ordinary resolution, that:

1.	the Long Term Equity Incentive Plan, the text of which is set out in Appendix “D” of the Information Circular, be and is hereby ratified, approved and confirmed; and

2.
any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

B - 1

APPENDIX “C”

VISTA GOLD CORP.
STOCK OPTION PLAN

November 1996, as amended November 1998, May 2003, May 2005, May ~~2006~~2006, May 2009 and May ~~2009~~2010

1.	PURPOSE OF THE PLAN

The purpose of the Stock Option Plan (the “Plan”) is to assist Vista Gold Corp. (the “Corporation”) in attracting, retaining and motivating directors, officers and employees of the Corporation and of its subsidiaries and other persons providing consulting or other services to the Corporation and to more closely align the personal interests of such persons with those of the shareholders by providing them with the opportunity to purchase Common Shares (“Shares”) in the capital of the Corporation through options to purchase Shares (“Options”).

2.	IMPLEMENTATION

The Plan and the grant and exercise of any Options under the Plan are subject to compliance with all applicable securities laws and regulations and rules promulgated thereunder (including the requirements of section 16 of the Securities Exchange Act of 1934 (the “1934 Act”) and Rule 16b-3 thereunder) and with the requirements of each stock exchange on which the Shares are listed at the time of the grant of any Options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject (collectively “Securities Laws”).

3.	ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Corporation which shall, without limitation, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan.

4.	MAXIMUM NUMBER OF OPTIONED SHARES RESERVED UNDER THE PLAN

Subject to the applicable requirements of each stock exchange on which the Shares are listed, the maximum number of Shares which may be issuable pursuant to Options granted under the Plan shall, together with all other Security Based Compensation Arrangements (as defined below) of the Corporation, be equal to, but shall not exceed at any time, 10% of the total number of issued and outstanding Shares of the Corporation as of the date of the grant on a non-diluted basis. The ~~maximum~~ number of Shares ~~that may be reserved for issuance~~:

(a)
issuable to any one individual under the Plan ~~is that number of Shares that is equivalent to 5% of the Shares issued and outstanding from time to time.~~ , together with the Shares issuable under all Security Based Compensation Arrangements of the Corporation, shall not exceed 5% of the total number of issued and outstanding Shares on a non-diluted basis;

(b)
issuable to Insiders (as defined below) of the Corporation, together with the Shares issuable to Insiders under all Security Based Compensation Arrangements of the Corporation, shall not exceed 10% of the total number of issued and outstanding Shares on a non-diluted basis; and

(c)
issued to Insiders within any one year period, together with the Shares issued under all Security Based Compensation Arrangements of the Corporation, shall not exceed 10% of the total number of issued and outstanding Shares on a non-diluted basis.

If Options granted to an individual under the Plan shall expire or terminate for any reason without having been exercised in respect of certain Shares, such Shares may be made available for purchase upon exercise of other

Options to be granted under the Plan. No grant may be made under the Plan if such grant would result in the issuance of Shares in excess of the above-noted limits.

For the purposes of this Plan, “Security Based Compensation Arrangements” shall have the meaning given to that term in Part VI of the Company Manual of the Toronto Stock Exchange, as amended from time to time, and “Insider” shall have the meaning set forth in the Securities Act (British Columbia), as amended from time to time, and includes Associates and Affiliates (as such terms are defined in the Securities Act (British Columbia)) of such person.

5.	ELIGIBILITY

Options may be granted under the Plan to such directors, officers and employees of the Corporation and of its subsidiaries and, subject to applicable Securities Laws, to such other persons providing consulting or other services to the Corporation as the Board of Directors may, from time to time, designate as participants (collectively the “Participants” and individually a “Participant”) under the Plan. Subject to the provisions of the Plan, the total number of Shares to be made available under the Plan and to each Participant, the time or times and price or prices at which Options shall be granted, the time or times at which such Options are exercisable, and any conditions or restrictions on the exercise of Options, shall be in the full and final discretion of the Board of Directors.

6.	TERMS AND CONDITIONS

All Options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.1	Option Agreement

All Options shall be granted under the Plan by means of an agreement (the “Option Agreement”) between the Corporation and each Participant substantially in the form set out in Schedule A attached hereto, and which shall first be approved by the Board of Directors with such changes to such form as the Board of Directors may approve, such approval to be conclusively evidenced by the execution of the Option Agreement by the President or any two directors or officers of the Corporation.

6.2	Exercise Price

The price (the “Exercise Price”) payable in cash at the time of exercise of an Option by a Participant for any Optioned Share will be not less than the price of an Optioned Share as recorded at the close of business on the Toronto Stock Exchange or the NYSE Amex Equities (formerly named the American Stock Exchange) (together, the “Exchanges”), as selected by the Board of Directors, on the last trading day preceding the date a resolution of the Board of Directors was passed or consented to in writing granting the Option and authorizing the Corporation to enter into the Option Agreement. Subject to regulatory approval and applicable Securities Laws, the Exercise Price under any Option may be amended at any time with the consent of the Participant by resolution of the Board of Directors, in which event the relevant Option Agreement shall be deemed to be amended accordingly.

6.3	Length of Grant and Automatic Extension of Expiry Date

Subject to ~~paragraphs~~sections 6.8 through 6.12 inclusive, all Options granted under the Plan shall expire not later than that date which is 10 years from the date such Options were granted.

If the expiry date of an Option occurs during a Blackout Period (as defined below), such expiry date shall deemed to be extended to the date that is the 10th business day after the last day of the applicable Blackout Period. For the purposes of this Plan, “Blackout Period” means, with respect to an Option, any period during which the holder of the Option is not permitted to trade Shares pursuant to the policies of the Corporation.

6.4	Non-Assignability of Options

An Option granted under the Plan shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by a Participant other than by will or other testamentary instrument or the laws of succession or administration and may be exercisable during the lifetime of the Participant only by such Participant.

6.5	Exercise of Options

Each Participant, upon becoming entitled to exercise the Option in respect of any Shares in accordance with the Option Agreement relating thereto, shall thereafter be entitled to exercise the Option to purchase such Shares at any time or times after such Options vest and become exercisable in accordance with the Option Agreement relating thereto and prior to the expiration or other termination of the Option in accordance with the Option Agreement.

6.6           Exercise and Payment

Any Option granted under the Plan may be exercised in whole or in part by a Participant or, if applicable, the legal representative of a Participant by delivering to the Corporation at its registered office written notice specifying the number of Shares in respect of which such Option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire Exercise Price (determined in accordance with the Option Agreement) for the number of Shares specified in the notice. Upon the exercise of an Option by a Participant the Corporation shall cause the transfer agent and registrar of Shares of the Corporation to promptly deliver to that Participant or the legal representative of that Participant, as the case may be, a share certificate in the name of that Participant or the legal representative of that Participant, as the case may be, representing the number of Shares specified in the written notice.

6.7	Rights of Participants

The Participants shall have no rights whatsoever as shareholders in respect of any of the Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering) other than Shares in respect of which Participants have exercised their Options and which have been issued by the Corporation.

6.8	Third Party Offer

If at any time when an Option granted under the Plan remains unexercised with respect to any Shares, an offer to purchase all of the outstanding common shares in the capital of the Corporation is made by a third party, the Corporation may, upon giving each Participant written notice to that effect, require the acceleration of the time for the exercise of the unexercised Options granted under the Plan and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.9	Alterations in Shares

In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification, amalgamation, merger, consolidation, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board of Directors may, subject to any required prior regulatory approval, make adjustments, if any, to the number of Shares that may be purchased upon exercise of unexercised Options or to the Exercise Price therefor, or both, as it shall deem appropriate and may amend the Option Agreements relating to those Options to give effect to such adjustments and may adjust the maximum number of Shares available under the Plan as may be appropriate. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of Shares for shares or other securities in another company is imminent, the Board of Directors may, in a fair and equitable manner and subject to prior regulatory approval, determine the manner in which all unexercised Options granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such Options by the Participants and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.10	Termination for Cause

Subject to paragraph 6.11 and section 7, if a Participant is dismissed as an officer or employee by the Corporation or by one of its subsidiaries for cause, all unexercised Options of that Participant under the Plan shall immediately be deemed to be terminated and shall lapse notwithstanding the original term of the Option granted to such Participant under the Plan. Nothing contained in the Plan shall be deemed to give an officer or employee the right to be retained in the employ of the Corporation, or to interfere with the right of the Corporation to terminate the employment of an officer or employee at any time.

6.11	Termination Other Than for Cause

If a Participant ceases to be a director, officer or employee of the Corporation or of one of its subsidiaries or ceases to provide consulting or other services to the Corporation for any reason other than as a result of having been dismissed for cause as provided in paragraph 6.10 or as a result of the Participant’s death, such Participant shall have the right for a period of 30 days (or until the normal expiry date of the Option rights of such Participant if earlier) from the date of ceasing to be a director, officer, employee or provider of services to exercise the Options of such Participant to the extent they were then exercisable. Upon the expiration of such 30 day period all unexercised Options of that Participant shall immediately be terminated notwithstanding the original term of the Option granted to such Participant under the Plan.

6.12           Deceased Participant

In the event of the death of a Participant, the legal representatives of the deceased Participant shall have the right for a period of 90 days (or until the normal expiry date of the Options of such Participant if earlier) from the date of death of the deceased Participant to exercise the deceased Participant’s Options to the extent they were exercisable on the date of death. Upon the expiration of such period all unexercised Options of the deceased Participant shall immediately terminate and shall lapse notwithstanding the original term of the Options granted to the deceased Participant under the Plan.

7.	AMENDMENT AND DISCONTINUANCE OF PLAN AND OPTIONS

7.1	Amendments by the Board of Directors

The Board of Directors may ~~from time to time, subject to any applicable Securities Laws and any required prior regulatory approval, suspend, terminate or discontinue the Plan at any time, or amend or revise the terms of the Plan or of any Option granted under the Plan and the Option Agreement relating thereto, provided that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect any Options previously granted to a Participant under the Plan without the consent of that Participant.~~amend the Plan at any time; provided, however that no such amendment may, without the consent of a Participant, adversely alter or impair any Option previously granted to such Participant. Any amendment to be made to this Plan or an Option is subject to the prior approval of the Exchanges and shareholders of the Corporation, if required by the rules of the Exchanges. The Board shall have the power and authority to approve amendments relating to the Plan or a specific Option without further approval of the shareholders of the Corporation, to the extent that such amendments relate to, among other things:

(a)	altering, extending or accelerating the terms of vesting applicable to any Option or group of Options;

(b)	altering the terms and conditions of vesting applicable to any Option or group of Options;

(c)	changing the termination provisions of an Option, provided that the change does not entail an extension beyond the original expiry date of such Option;

(d)	accelerating the expiry date of Options;

(e)	the application of sections 6.8 and 6.9 of the Plan;

(f)	effecting amendments respecting the administration of the Plan;

(g)	amending the definitions contained within the Plan;

(h)
effecting amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error, inconsistency or omission in or from the Plan or any Option Agreement;

(i)
effecting amendments necessary to comply with the provisions of applicable laws (including, without limitation, the rules, regulations and policies of the Exchanges), or necessary or desirable for any advantages or other purposes of any tax law (including, without limitation, the rules, regulations, and policies of the Canada Revenue Agency, the Internal Revenue Service or any taxation authority);

(j)	amending or modifying the mechanics of exercise of the Options; and

(k)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations, and policies of the Exchanges).

No amendment of the Plan may contravene the requirements of the Exchanges or any securities commission or regulatory body to which the Plan or the Corporation is now or may hereafter be subject to.

7.2	Amendments Requiring Shareholder Approval

Shareholder approval will be required for the following types of amendments:

(a)	amendments that increase the number of Shares issuable under the Plan, except such increases by operation of section 6.9 of the Plan;

(b)	any reduction in the Exercise Price of an Option if the Participant is not an Insider at the time of the proposed amendment;

(c)	amendments to this section 7 of the Plan; and

(d)	amendments required to be approved by shareholders under applicable law (including, without limitation, pursuant to the rules, regulations and policies of the Exchanges).

7.3	Disinterested Shareholder Approval

Disinterested Shareholder Approval (as defined below) will be required for the following types of amendments:

(a)	amendments to the Plan that could result at any time in the number of Shares reserved for issuance under the Plan to Insiders exceeding 10% of the outstanding number of issued and oustanding Shares;

(b)	any reduction in the Exercise Price of an Option if the Participant is an Insider at the time of the proposed amendment;

(c)
any extension of the term of any Options that have been granted to Insiders, other than an extension of the term of an Option if an Option expires during a Black-Out Period, in accordance with section 6.3 of the Plan; and

(d)	amendments requiring Disinterested Shareholder Approval under applicable law (including, without limitation, pursuant to the rules, regulations and policies of the Exchanges).

For the purposes of this Plan, “Disinterested Shareholder Approval” means approval by the shareholders of the Company excluding any votes of securities held directly or indirectly by Insiders benefiting directly or indirectly from the approval or amendment in accordance with the rules, regulations, and policies of any stock exchange, securities commission or regulatory body or other applicable law.

8.	NO FURTHER RIGHTS

Nothing contained in the Plan nor in any Option granted hereunder shall give any Participant or any other person any interest or title in or to any Shares or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan and pursuant to the exercise of any Option, nor shall it confer upon the Participants any right to continue as an employee or executive of the Corporation or of its subsidiaries.

SCHEDULE A

STOCK OPTION AGREEMENT

THIS AGREEMENT made as of the              day of                                      , 20      .

BETWEEN:

VISTA GOLD CORP.
7961 Shaffer Parkway, Suite 5
Littleton, Colorado, U.S.A. 80127

(hereinafter called the “Corporation”)

AND:

c/o Vista Gold Corp.
7961 Shaffer Parkway, Suite 5
Littleton, Colorado, U.S.A. 80127

(hereinafter called the “Participant”)

WITNESSES THAT WHEREAS:

A.The Corporation has established a stock option plan, a copy of which is annexed as Schedule A (the “Plan”); B.The Participant is a director, officer or employee of the Corporation or of one of its subsidiaries or a person who provides consulting or other services to the Corporation and has been designated as a “Participant” under the Plan by the Board of Directors of the Corporation.

NOW THEREFORE in consideration of the sum of One Dollar now paid by the Participant to the Corporation (the receipt whereof is hereby acknowledged by the Corporation) and other good and valuable consideration, it is agreed between the parties hereto as follows:

1.	INTERPRETATION

In this Agreement defined or capitalized words and terms used herein shall have the meanings ascribed to them in the Plan unless otherwise defined in this Agreement.

2.	GRANT OF OPTION

The Corporation hereby grants to the Participant, subject to the terms and conditions set forth in the Plan and this Agreement, an irrevocable right and option (the “Option”) to purchase                      Common Shares of the Corporation (the “Shares”) at the price of Cdn/US$                 per Option at any time after the date or dates set forth below with respect to the number of Shares shown opposite such date or dates:

Date	No. of Shares Vested

until the close of business on the              day of                                      ,            (the “Expiry Date”).

3.	EXERCISE OF OPTION

The Participant shall have the right to exercise the Option hereby granted, subject to the terms and conditions set forth in the Plan and the Agreement, until the Expiry Date at which time the Option hereby granted shall, subject to

Section 6.3 of the Plan, expire and terminate and be of no further force or effect for those Shares in respect of which the Option hereby granted has not been exercised.

4.	NO REQUIREMENT TO PURCHASE

Nothing herein contained shall obligate the Participant to purchase and/or pay for any Shares except those Shares in respect of which the Participant shall have duly and properly exercised his or her Option.

5.	SUBJECT TO PLAN

This Agreement shall be subject in all respects to the Plan as the same shall be amended, revised or discontinued from time to time and all the terms and conditions of the Plan are hereby incorporated into this Agreement as if expressly set forth herein and as the same may be amended from time to time.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first above written.

Witness	Participant’s Signature
Participant’s Name (print or type)
VISTA GOLD CORP.
Per:
Per:

APPENDIX “D”

VISTA GOLD CORP.
LONG TERM EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1	Purpose

The purpose of this Plan is to assist the Corporation in attracting, retaining and motivating key employees, directors, officers and consultants of the Corporation and its subsidiaries and to more closely align the personal interests of such persons with shareholders, thereby advancing the interests of the Corporation and its shareholders and increasing the long-term value of the Corporation.

ARTICLE 2
INTERPRETATION

2.1	Definitions

When used herein, unless the context otherwise requires, the following terms have the indicated meanings, respectively:

“Affiliate” has the meaning set forth in the Securities Act (Ontario), as amended from time to time;

“Associate” has the meaning set forth in the Securities Act (Ontario), as amended from time to time;

“Award” means any Restricted Share Unit or Restricted Stock granted under this Plan;

“Award Agreement” means a signed, written agreement between a Participant or a Director Participant and the Corporation, substantially in the form attached as Schedule A in the case of a RSU Award and substantially in the form attached as Schedule B in the case of a Restricted Stock Award, subject to any amendments or additions thereto as may, in the discretion of the Committee, be necessary or advisable, evidencing the terms and conditions on which an Award has been granted under this Plan;

“Black-Out Expiration Term” means the period of time that commences with the end of a Black-Out Period and ends ten Business Days following the end of the Black-out Period;

“Black Out Period” means the period of time during which the Corporation has imposed trading restrictions on its Insiders;

“Board” means the board of directors of the Corporation;

“Business Day” means a day, other than a Saturday or Sunday, on which the principal commercial banks in the City of Vancouver, British Columbia and the City of Denver, Colorado, are open for commercial business during normal banking hours;

“BCA” means the Business Corporations Act (Yukon Territory) and the regulations promulgated thereunder, both as amended from time to time;

“Change in Control” means the happening of any of the following events:

(i)
any transaction at any time and by whatever means pursuant to which (A) the Corporation goes out of existence by any means, except for any corporate transaction or reorganization in which the proportionate voting power among holders of securities of the entity resulting from such corporate transaction or reorganization is substantially the same as the proportionate voting power of such holders of Corporation voting securities immediately prior to such corporate transaction or reorganization or (B) any Person or any group of two or more Persons acting jointly or in concert (other than the Corporation, a wholly-owned

Subsidiary of the Corporation, an employee benefit plan of the Corporation or of any of its wholly-owned Subsidiaries, including the trustee of any such plan acting as trustee) hereafter acquires the direct or indirect “beneficial ownership” (as defined by the BCA) of, or acquires the right to exercise control or direction over, securities of the Corporation representing 50% or more of the then issued and outstanding Common Shares in any manner whatsoever, including, without limitation, as a result of a take-over bid, an exchange of securities, an amalgamation of the Corporation with any other entity, an arrangement, a capital reorganization or any other business combination or reorganization;

(ii)	the sale, assignment or other transfer of all or substantially all of the assets of the Corporation to a Person other than a wholly-owned Subsidiary of the Corporation;

(iii)
the dissolution or liquidation of the Corporation except in connection with the distribution of assets of the Corporation to one or more Persons which were wholly-owned Subsidiaries of the Corporation immediately prior to such event;

(iv)
the occurrence of a transaction requiring approval of the Corporation’s shareholders whereby the Corporation is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, arrangement or otherwise by any other Person (other than a short form amalgamation or exchange of securities with a wholly-owned Subsidiary of the Corporation); or

(v)	the Board passes a resolution to the effect that, for the purposes of some or all of the Award Agreements, an event set forth in (i), (ii), (iii) or (iv) above has occurred;

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated under it;

“Common Shares” means the common shares in the capital of the Corporation and any other securities of the Corporation or any Affiliate or any successor that may be so designated by the Committee;

“Committee” has the meaning set forth in Section 3.2;

“Corporation” means Vista Gold Corp., a corporation continued under the laws of the Yukon Territory, and any successor corporation;

“Consultant Participant” means an individual or a consultant company (other than an Employee Participant or a Director Participant) that:

(i)	is engaged to provide services to the Corporation or an Affiliate other than services provided in relation to a distribution of securities of the Corporation or an Affiliate;

(ii)	provides the services under a written contract with the Corporation or an Affiliate; and

(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate.

For the purposes of this definition, “consultant company” means, with respect to an individual consultant, either (i) a company of which the individual consultant is an employee or shareholder; or (ii) a partnership of which the individual consultant is an employee or partner;

“Corporate Reorganization” has the meaning set forth in Section 7.3;

“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code;

“Date of Grant” means, for any Award, the date the Committee provides notice to a Participant or Director Participant of the grant of an Award (which, for greater certainty, shall be no earlier than the date on which the Committee meets for the purpose of granting such Award) or the date upon which the Award Agreement is entered into with the Participant or the Director Participant;

“Director Participant” means a director of the Corporation who is not an employee of the Corporation or an Affiliate;

“Disabled” or “Disability” means the permanent and total incapacity of a Participant or a Director Participant as determined in accordance with procedures established by the Committee for purposes of this Plan;

“Disinterested Shareholder Approval” means approval by the shareholders of the Corporation excluding any votes of securities held directly or indirectly by Insiders benefiting directly or indirectly from the approval or amendment in accordance with the rules, regulations, and policies of any Exchange, securities commission or regulatory body;

“Employee Participant” means a current full-time or part-time employee or officer of the Corporation or an Affiliate (other than a Director Participant or a Consultant Participant);

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time;

“Exchanges” means the Toronto Stock Exchange and the NYSE Amex and such other exchanges upon which the Corporation’s Common Shares may become listed from time to time;

“Fair Market Value” means, with respect to any Common Share at a particular date, provided that such Common Shares are not then listed on any stock exchange in Canada or the United States, the fair market value as determined by the Board in its discretion; provided that if such Common Shares are then listed on the Toronto Stock Exchange, the Fair Market Value shall be the volume weighted average trading price of the Common Shares on the Toronto Stock Exchange for the last five trading days immediately prior to such date (or if such Common Shares did not trade on such exchange on such days, the average of the bid and ask prices of such Common Shares at the close of trading on such days); provided that in the event that such Common Shares are not then listed on such stock exchange, the Fair Market Value shall be determined based on the closing price of such Common Shares on any stock exchange in Canada or the United States on which such Common Shares are then listed on the last trading day prior to the particular date (or if such Common Shares did not trade on such exchange on such day, the average of the bid and ask prices of such Common Shares at the close of trading on such day);

“Good Reason” means:

(i)	material diminution in the Participant’s authority, duties or responsibilities assigned immediately prior to a Change in Control;

(ii)	a material reduction in the Participant’s annual base salary in effect immediately prior to a Change in Control; or

(iii)	a requirement that the Participant be based at any office or location more than 50 miles from the Participant’s primary work location immediately prior to the Change in Control;

“Insider” has the meaning set forth in the Securities Act (Ontario), as amended from time to time, and includes Associates and Affiliates of such Person;

“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions of the Canadian Securities Administrators, as amended from time to time;

“Participant” means an Employee Participant or a Consultant Participant but not a Director Participant;

“Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation, a Subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles;

“Permitted Assign” has the meaning assigned to that term in NI 45-106;

“Person” includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in his or her capacity as trustee, executor, administrator or other legal representative;

“Plan” means this Vista Gold Corp. Long Term Equity Incentive Plan;

“Restricted Share Unit” or “RSU” means a right to receive from the Corporation at some future date a newly-issued Common Share, which right is granted, as determined by the Committee, under Section 4.1;

“Restricted Stock” means any Common Shares granted under Section 4.5;

“Retirement” means retirement from active employment with the Corporation or an Affiliate in accordance with the policies of the Corporation in place from time to time or, with the consent for purposes of the Plan of such officer of the Corporation as may be designated by the Committee, at or after such earlier age and upon the completion of such years of service as the Committee may specify;

“Securities Act” means the United States Securities Act of 1933, as amended from time to time;

“Security Based Compensation Arrangement” has the meaning given to that term in the TSX Rules;

“Share Reorganization” has the meaning set forth in Section 7.2;

“Special Distribution” has the meaning set forth in Section 7.4;

“Termination Date” means, in the case of a Participant or Director Participant whose employment or term of office or engagement with the Corporation or an Affiliate terminates:

(i)	by reason of the Participant’s or Director Participant’s death, the date of death;

(ii)	for any reason whatsoever other than death, the later of:

(A)
in the case of a Participant whose employment is terminated by the Corporation or Affiliate, the last day of the minimum statutory notice period, if any, to which that Participant is entitled upon such termination pursuant to applicable employment and/or labour standards legislation; and

(B)
the date designated by the Corporation or the Affiliate, as the case may be, as the last day of the Participant’s or Director Participant’s employment or term of office or engagement with the Corporation or the Affiliate, as the case may be;

provided that in the case of termination by reason of voluntary resignation by the Participant or Director Participant, such date shall not be earlier than the date that notice of resignation was received from such Participant or Director Participant;

and for greater certainty “Termination Date” in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Corporation or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire;

“TSX Rules” means Part VI of the Company Manual of the Toronto Stock Exchange, as amended from time to time; and

“U.S. Taxpayer” shall mean a Participant or Director Participant who is a U.S. citizen, U.S. permanent resident or U.S. tax resident for the purposes of the Code.

2.2	Interpretation

(a)
Whenever the Board or, where applicable, the Committee is to exercise discretion in the administration of this Plan, the term “discretion” means the sole and absolute discretion of the Board or the Committee, as the case may be.

(b)	As used herein, the terms “Article”, “Section”, “Subsection” and “clause” mean and refer to the specified Article, Section, Subsection and clause of this Plan, respectively.

(c)	Words importing the singular include the plural and vice versa and words importing any gender include any other gender.

(d)	Whenever any payment is to be made or action is to be taken on a day which is not a Business Day, such payment shall be made or such action shall be taken on the next following Business Day.

(e)	In this Plan, a Person is considered to be a “Subsidiary” of another Person if:

(i)	it is controlled by,

(A)	that other, or

(B)	that other and one or more Persons, each of which is controlled by that other, or

(C)	two or more Persons, each of which is controlled by that other; or

(ii)	it is a Subsidiary of a Person that is that other’s Subsidiary.

(f)	In this Plan, a Person is considered to be “controlled” by a Person if:

(i)
(A) voting securities of the first-mentioned Person carrying more than 50% of the votes for the election of directors are held, directly or indirectly, otherwise than by way of security only, by or for the benefit of the other Person; and

(B)	the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned Person;

(ii)
in the case where the first-mentioned Person is a partnership that does not have directors, other than a limited partnership, the second-mentioned Person holds more than 50% of the interests in the partnership; or

(iii)	in the case where the first-mentioned Person is a limited partnership, the second-mentioned Person is the general partner.

(g)	Unless otherwise specified, all references to money amounts are to Canadian currency.

ARTICLE 3

ADMINISTRATION

3.1	Administration

Subject to Section 3.2, this Plan will be administered by the Board and the Board has sole and complete authority, in its discretion, to:

(a)	determine the Persons to whom grants under the Plan may be made;

(b)
make grants of Awards under the Plan relating to the issuance of Common Shares (including any combination of Restricted Share Units or Restricted Stock) in such amounts, to such Persons and, subject to the provisions of this Plan, on such terms and conditions as it determines including without limitation:

(i)	the time or times at which Awards may be granted;

(ii)	the conditions under which:

(A)	Awards may be granted to Participants or Director Participants; or

(B)	Awards may be forfeited to the Corporation,

including any conditions relating to the attainment of specified Performance Goals;

(iii)	whether restrictions or limitations are to be imposed on the Common Shares issuable pursuant to grants of Awards, and the nature of such restrictions or limitations, if any; and

(iv)	any acceleration of exercisability or vesting, or waiver of termination regarding any Award, based on such factors as the Board may determine;

(c)	interpret this Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to this Plan; and

(d)	make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan.

The Board’s determinations and actions within its authority under this Plan are conclusive and binding on the Corporation and all other persons. The day-to-day administration of the Plan may be delegated to such officers and employees of the Corporation or of a Subsidiary as the Board determines.

3.2	Delegation to Committee

To the extent permitted by applicable law and the Corporation’s articles, the Board may, from time to time, delegate to a committee (the “Committee”) of the Board all or any of the powers conferred on the Board under the Plan. In connection with such delegation, the Committee will exercise the powers delegated to it by the Board in the manner and on the terms authorized by the Board. Any decision made or action taken by the Committee arising out of or in connection with the administration or interpretation of this Plan in this context is final and conclusive. Notwithstanding any such delegation or any reference to the Committee in this Plan, the Board may also take any action and exercise any powers that the Committee is authorized to take or has power to exercise under this Plan. To the extent applicable in respect of certain Awards granted to a Participant who is a Section 16 officer or a Covered Employee, such Committee shall be composed of not less than two directors of the Corporation, each of whom is a “non-employee director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder and an “outside director” within the meaning of Section 162(m) of the Code.

3.3           Eligibility

All Participants and Director Participants are eligible to participate in the Plan, subject to subsections 5.1(b) and 5.2(g). Eligibility to participate does not confer upon any Participant or Director Participant any right to receive any grant of an Award pursuant to the Plan. The extent to which any Participant or Director Participant is entitled to receive a grant of an Award pursuant to the Plan will be determined in the sole and absolute discretion of the Committee, provided however that the following restrictions shall also apply to this Plan, together with all other Security Based Compensation Arrangements of the Corporation:

(a)	the number of Common Shares issuable to Insiders, at any time, under all Security Based Compensation Arrangements, shall not exceed 10% of the issued and outstanding Common Shares;

(b)	the number of Common Shares issued to Insiders, within any one year period, under all Security Based Compensation Arrangements, shall not exceed 10% of issued and outstanding Common Shares; and

(c)
the number of Common Shares issued to Director Participants, shall not exceed the lesser of: (i) 1% of the issued and outstanding Common Shares; and (ii) an annual Award value of $100,000 per Director Participant.

If the Corporation repurchases Common Shares for cancellation such that the tests in Section 3.3(a) or (b) are not met following such repurchase, this shall not constitute non-compliance under the Plan for any Awards then outstanding.

3.4	Total Common Shares Available

(a)
Subject to adjustment as provided in Article 7, the aggregate number of Common Shares that may be issued for all purposes pursuant to the Plan shall, together with all other Security Based Compensation Arrangements of the Corporation, not exceed 10% of the total number of issued and outstanding Common Shares on a non-diluted basis. No grant may be made under the Plan if such grant would result in the issuance of Common Shares in excess of the above- noted limits. Subject to applicable law, the requirements of any stock exchange upon which the Common Shares may then be listed and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants.

(b)
For purposes of computing the total number of Common Shares available for grant under the Plan, Common Shares subject to any Award (or any portion thereof) that has expired or is forfeited, surrendered, cancelled or otherwise terminated prior to the issuance or transfer of such Common Shares and Common Shares subject to an Award (or portion thereof) that is settled in cash in lieu of settlement in Common Shares shall again be available for grant under the Plan. Notwithstanding the foreoing, Common Shares that are withheld in full or partial payment to the Corporation of the purchase price (if any) relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards under the Plan.

3.5	Award Agreements

All grants of Awards under this Plan will be evidenced by Award Agreements. Award Agreements will be subject to the applicable provisions of this Plan and will contain such provisions as are required by this Plan and any other provisions that the Committee may direct. Any one officer of the Corporation is authorized and empowered to execute and deliver, for and on behalf of the Corporation, an Award Agreement to each Participant or Director Participant granted an Award pursuant to this Plan.

3.6	Conditions of Grant

Each Participant or Director Participant will, when requested by the Corporation, sign and deliver all such documents relating to the granting of Awards or exercise of Options which the Corporation deems necessary or desirable.

3.7           Non-transferability of Awards

Subject to Section 5.1, Awards granted under this Plan may only be exercised during the lifetime of the Participant or Director Participant by such Participant or Director Participant personally. Subject to Section 5.1, no assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Awards whatsoever in any assignee or transferee and immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect. If any Participant or Director Participant has transferred Awards to a corporation pursuant to this Section 3.7, such Awards will terminate and be of no further force or effect if at any time the transferor should cease to own all of the issued shares of such corporation.

ARTICLE 4
GRANT OF RESTRICTED SHARE UNITS AND RESTRICTED STOCK

4.1	Grant of RSUs

The Committee may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant RSUs to any Participant or any Director Participant.

4.2	Terms of RSUs

The Committee shall have the authority to make the receipt of Common Shares under the RSUs conditional upon:

(a)	the expiry of a time-based vesting period;

(b)	the attainment of specified Performance Goals; or

(c)	such other factors (which may vary as between awards of RSUs) as the Committee may determine in its discretion.

4.3	Vesting of RSUs

The Committee shall have the authority to determine at the time of grant, in its discretion, the duration of the vesting period and other vesting terms applicable to the grant of RSUs, provided that such vesting period shall be a minimum of one year in duration.

4.4	Share Certificates for RSUs

Upon the expiry of the applicable vesting period with respect to RSUs subject to an Award or at such later date as may be otherwise specified in the Award Agreement, the RSUs subject to the Award shall be redeemed and a share certificate representing the Common Shares issuable pursuant to the RSUs shall be registered in the name of the Participant or Director Participant or as the Participant or Director Participant may direct, subject to applicable securities laws.

(a)
Actual issuance of the Common Shares shall occur as soon as practicable following the applicable redemption date specified in the Award Agreement and the Participant’s or Participant Director’s satisfaction of any required tax withholding obligations, but in no event later than:

(i)	60 days following the redemption date for a Participant or Director Participant that is resident in the United States; or

(ii)
the earlier of: (A) 60 days following the redemption date; and (B) December 31 of the third calendar year following the year of service for which the RSU was granted for a Participant or Director Participant that is resident in Canada.

(b)
Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent that any RSU Award Agreement provides for the issuance of Common Shares to a Participant or Director Participant that is resident in the United States as of any date or event that occurs (or could occur) beyond March 15 following the calendar year in which the corresponding RSUs vest (that is, cease to be subject to a substantial risk of forfeiture), such Award Agreement must provide that Common Shares will not be payable to the Participant unless the circumstance giving rise to payment qualifies as a permitted payment event under Section 409A of the Code (e.g., the occurrence of a fixed payment date specified in the Award Agreement, the Participant’s separation from service, the Participant’s disability, the Participant’s death, or a change in ownership or control with respect to the Corporation, as the case may be, as those terms are defined in Section 409A(a)(2)(A) of the Code and applicable final regulations). Any payment that otherwise would be made to a Participant who is a specified employee as defined in Section 409A(a)(2)(B) of the Code on account of separation from service may not be made before the date which is six months after the date of the specified employee’s separation from service (or if earlier, upon the specified employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of paragraph (b) above or otherwise.

4.5	Restricted Stock

The Committee may, from time to time, grant Restricted Stock to any Participant or any Director Participant with the terms and conditions set forth herein and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine. The Committee shall have the authority to make the lapse of restrictions applicable to Restricted Stock conditional upon:

(a)	the expiry of a time-based vesting period;

(b)	the attainment of specified Performance Goals; or

(c)	such other factors (which may vary as between awards of Restricted Stock) as the Committee may determine in its discretion.

4.6	Vesting of Restricted Stock

The Committee shall have the authority to determine at the time of grant, in its discretion, the duration of the vesting period and other vesting terms applicable to the grant of Restricted Stock, provided that such vesting period shall be a minimum of one year in duration.

4.7	Restrictions on Restricted Stock

Common Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, forfeiture conditions, transfer restrictions or a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such instalments or otherwise as the Committee may deem appropriate.

4.8	Share Certificates for Restricted Stock

Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Corporation. Such certificate or certificates shall be registered in the name of the Participant or Director Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

4.9	Forfeiture of RSUs and Common Shares of Restricted Stock

Except as otherwise determined by the Committee, upon a Termination Date during the applicable vesting period all applicable RSUs and Common Shares of Restricted Stock at such time not yet vested shall be forfeited and reacquired by the Corporation and subject to Section 3.4, Common Shares under such RSUs and such Common Shares of Restricted Stock shall be available for issuance by the Corporation under the Plan.

4.10	Black-out Period

If the expiry date of an Award expires during a Black-Out Period or during a Black-Out Expiration Term, such expiry date shall deemed to be extended to the end of the applicable Black-Out Expiration Term.

ARTICLE 5
TERMINATION OF EMPLOYMENT

5.1	Retirement, Death or Disability

Subject to Section 4.9, if a Participant or Director Participant dies or becomes Disabled while an employee, officer or director of or consultant to the Corporation or an Affiliate or if the employment or term of office or engagement of a Participant with the Corporation or an Affiliate terminates due to Retirement:

(a)	any Awards held by a Participant or Director Participant that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date;

(b)	such Participant’s or Director Participant’s eligibility to receive further grants of Awards under the Plan ceases as of the Termination Date; and

(c)
any Awards held by a Participant or Director Participant that have vested at the Termination Date will enure to the benefit of the Participant or Director Participant’s heirs, executors and administrators.

5.2	Termination of Employment or Services

(a)
Where a Participant’s or Director Participant’s employment or term of office or engagement with the Corporation or an Affiliate terminates by reason of the Participant’s death, Disability or Retirement or, in the case of a Director Participant, the Director Participant’s death or Disability, then, subject to Section 4.9, the provisions of Section 5.1 will apply.

(b)
Where a Participant’s employment or term of office or engagement terminates by reason of a Participant’s resignation, then any Awards held by the Participant that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

(c)
Where a Participant’s employment or term of office or engagement terminates by reason of termination by the Corporation or an Affiliate without cause (as determined by the Committee in its discretion) (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice), then any Awards held by the Participant that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

(d)
Where a Participant’s employment or term of office or engagement is terminated by the Corporation or an Affiliate for cause (as determined by the Committee in its discretion), or, in the case of a Consultant Participant, for breach of contract (as determined by the Committee in its discretion), then any Awards held by the Participant at the Termination Date (whether or not vested) are immediately forfeited to the Corporation on the Termination Date.

(e)
Where a Director Participant’s term of office is terminated by the Corporation for breach by the Director Participant of his or her fiduciary duty to the Corporation (as determined by the Committee in its discretion), then any Awards held by the Director Participant at the Termination Date (whether or not vested) are immediately forfeited to the Corporation on the Termination Date.

(f)
Where a Director Participant’s term of office terminates for any reason other than death or Disability of the Director Participant or a breach by the Director Participant of his or her fiduciary duty to the Corporation (as determined by the Committee in its discretion), the Committee or the Board may, in its discretion, at any time prior to or following the Termination Date, provide for the vesting of any or all Awards held by a Director Participant on the Termination Date.

(g)
The eligibility of a Participant or Director Participant to receive further grants under the Plan ceases as of the date that the Corporation or an Affiliate, as the case may be, provides the Participant or Director Participant with written notification that the Participant’s employment or term of office or engagement, or the Director Participant’s term of office, as the case may be, is terminated, notwithstanding that such date may be prior to the Termination Date.

(h)
Unless the Committee, in its discretion, otherwise determines, at any time and from time to time, Awards are not affected by a change of employment arrangement within or among the Corporation or an Affiliate for so long as the Participant continues to be an employee of the Corporation or an Affiliate, including without limitation a change in the employment arrangement of a Participant whereby such Participant becomes a Director Participant.

(i)
Subject to applicable law and unless the Committee, in its discretion, otherwise determines, at any time and from time to time, Awards are not affected by a change of employment arrangement within or among the Corporation or an Affiliate where the Participant ceases to be an employee and continues as a Consultant Participant of the Corporation or an Affiliate so long as the Participant continues to be a Consultant Participant of the Corporation or an Affiliate.

5.3	Discretion to Accelerate Vesting

Notwithstanding the provisions of Sections 5.1 and 5.2, the Committee may, in its discretion, at any time prior to or following the events contemplated in such Sections, permit the acceleration of vesting of any or all RSU Awards or Restricted Stock Awards, all in the manner and on the terms as may be authorized by the Committee, provided that this Section 5.3 shall not permit the Committee, to use its discretion notwithstanding the provisions of Section 5.1 and 5.2 to accelerate the vesting of any or all RSU Awards or Restricted Awards where there has been a Change of Control. For greater certainty, in the event of a Change of Control the provisions of Section 6.1 shall apply.

ARTICLE 6
CHANGE IN CONTROL

6.1	Change in Control

Unless otherwise determined by the Committee or the Board at or after the Date of Grant, notwithstanding Article 5, if a Participant or Director Participant, or in the case of an Award granted to any Participant or Director Participant who satisfies the definition of Consultant Participant set out in Subsection 2.1, ceases to be a director, officer or Consultant Participant of the Corporation or its subsidiaries within 12 months following a Change in Control for any reason other than for cause (as that term is interpreted by the courts of the jurisdictions in which the Participant, Director Participant or the Participant’s employer is engaged), voluntary resignation (other than for Good Reason), Retirement, death, or Disability, each Award held by that Participant or Director Participant that is not fully vested on the date at which such person ceases to be a director, officer or Consultant Participant shall (except to the extent cancelled under Article 7) become free of all restrictions, conditions and limitations and become fully vested.

6.2	Parachute Payments

If a Participant or Director Participant is entitled to receive payments that would qualify as excess “parachute payments” under Section 280G of the Code, those payments shall be reduced by the necessary amount so that the Participant or Director Participant is not subject to excise tax under Section 4999 of the Code if such reduction would result in the Participant or Director Participant receiving a greater after-tax payment.

ARTICLE 7
SHARE CAPITAL ADJUSTMENTS

7.1	General

The existence of any Awards does not affect in any way the right or power of the Corporation or its shareholders to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business, or any amalgamation, combination, arrangement, merger or consolidation involving the Corporation, to create or issue any bonds, debentures, Common Shares or other securities of the Corporation or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or to effect any other corporate act or proceeding, whether of a similar character or otherwise, whether or not any such action referred to in this Section would have an adverse effect on this Plan or on any Award granted hereunder.

7.2           Share Reorganization

Should the Corporation effect a subdivision or consolidation of Common Shares or any similar capital reorganization or a payment of a stock dividend (other than a stock dividend that is in lieu of a cash dividend), or should any other change be made in the capitalization of the Corporation that does not constitute a Change in Control and that would warrant the amendment or replacement of any existing Awards in order to adjust: (a) the number of Common Shares that may be acquired on the vesting of outstanding Awards; and/or (b) the terms of any other Award in order to preserve proportionately the rights and obligations of the Participants or Director Participants holding such Awards (any such event being herein called a “Share Reorganization”), the Board will authorize such steps to be taken as it may consider to be equitable and appropriate to that end.

7.3	Corporate Reorganization

In the event of a reclassification, amalgamation, combination, arrangement, merger, transaction whereby all or substantially all of the Corporation’s undertakings and assets become the property of another Person or other transaction or reorganization involving the Corporation and occurring by exchange of Common Shares, by sale or lease of assets or otherwise, that does not constitute a Change in Control and that warrants the amendment or replacement of any existing Awards in order to adjust: (a) the number of Common Shares that may be acquired on the vesting of outstanding Awards; or (b) the terms of any other Award in order to preserve proportionately the rights and obligations of the Participants or Director Participants holding such Awards (any such event being herein called a “Corporate Reorganization”), the Board will authorize such steps to be taken as it may consider to be equitable and appropriate to that end.

7.4	Special Distribution

Subject to prior approval of the Exchanges, whenever the Corporation issues by way of a dividend or otherwise distributes to all or substantially all holders of Common Shares:

(a)	shares of the Corporation, other than Common Shares;

(b)	evidence of indebtedness;

(c)	any cash or other assets, excluding cash dividends (other than cash dividends which the Board has determined to be outside the normal course); or

(d)	rights, options, or warrants,

then to the extent that such dividend or distribution does not constitute a Share Reorganization (any of such non-excluded events being herein called a “Special Distribution”), the Board will authorize such steps to be taken as it may consider to be equitable and appropriate to that end in order to properly reflect any diminution in value of the Common Shares as a result of such Special Distribution.

7.5	Immediate Vesting of Awards

Where the Board determines that the steps provided in Sections 7.2, 7.3 and 7.4 would not preserve proportionately the rights, value and obligations of the Participants or Director Participants holding such Awards in the circumstances or otherwise determines that it is appropriate, the Board may permit the immediate vesting of any unvested Awards.

7.6	Issue by Corporation of Additional Shares

Except as expressly provided in this Article 7, neither the issue by the Corporation of shares of any class or securities convertible into or exchangeable for shares of any class, nor the conversion or exchange of such shares or securities, affects, and no adjustment by reason thereof is to be made with respect to the number of Common Shares that may be acquired as a result of a grant of Awards.

7.7	Fractions

No fractional Common Shares will be issued on the grant or vesting of an Award. Accordingly, if, as a result of any adjustment under Sections 7.2, 7.3, 7.4 and 7.5, a Participant or Director Participant would become entitled to a fractional

Common Share, the Participant or Director Participant has the right to acquire only the adjusted number of full Common Shares and no payment or other adjustment will be made with respect to the fractional Common Shares which shall be disregarded.

ARTICLE 8
MISCELLANEOUS PROVISIONS

8.1	Legal Requirement

The Corporation is not obligated to grant any Awards, issue any Common Shares or other securities, make any payments or take any other action if, in the opinion of the Board, in its discretion, such action would constitute a violation by a Participant, Director Participant or the Corporation of any provision of any applicable statutory or regulatory enactment of any government or government agency or the requirements of any stock exchange upon which the Common Shares may then be listed.

8.2	Participants’ Entitlement

Except as otherwise provided in this Plan, Awards previously granted under this Plan are not affected by any change in the relationship between, or ownership of, the Corporation and an Affiliate. For greater certainty, all grants of Awards remain valid in accordance with the terms and conditions of this Plan and are not affected by reason only that, at any time, an Affiliate ceases to be an Affiliate.

8.3	Withholding Taxes

The granting or vesting of each Award granted under this Plan is subject to the condition that if at any time the Committee determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities is necessary or desirable in respect of such grant or vesting, such grant or vesting is not effective unless such withholding has been effected to the satisfaction of the Committee. In such circumstances, the Committee may require that a Participant or Director Participant pay to the Corporation, as the Committee may determine, such amount as the Corporation or an Affiliate is obliged to remit to the relevant taxing authority in respect of the granting or vesting of the Award. Any such additional payment is due no later than the date on which any amount with respect to the Award is required to be remitted to the relevant tax authority by the Corporation or an Affiliate, as the case may be.

8.4	Rights of Participant

No Participant or Director Participant has any claim or right to be granted an Award and the granting of any Award is not to be construed as giving a Participant or Director Participant a right to remain as an employee, consultant or director of the Corporation or an Affiliate. No Participant or Director Participant has any rights as a shareholder of the Corporation in respect of Common Shares issuable pursuant to any Award until the allotment and issuance to such Participant or Director Participant of such Common Shares.

8.5	Amendment

(a)
Subject to the rules and policies of any stock exchange on which the Common Shares are listed and applicable law, the Board may, without notice or shareholder approval, at any time or from time to time, amend the Plan or a specific Award for the purposes of:

(i)	altering, extending or accelerating the terms of vesting applicable to any Award or group of Awards;

(ii)	making any amendments to the general vesting provisions of an Award;

(iii)	changing the termination provisions of an Award, provided the change does not entail an extension beyond the original expiry date of such Award;

(iv)	accelerating the expiry date of an Award;

(v)	making any amendments to the provisions set out in Article 5;

(vi)
making any amendments to add covenants of the Corporation for the protection of Participants or Director Participants, as the case may be, provided that the Board shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Participants or Director Participants, as the case may be;

(vii)
making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants and Director Participants, it may be expedient to make, including amendments that are desirable as a result of changes in law in any jurisdiction where a Participant or Director Participant resides, provided that the Board shall be of the opinion that such amendments will not be prejudicial to the rights or interests of the Participants and Director Participants;

(viii)
making such changes or corrections which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Board shall be of the opinion that such changes or corrections will not be prejudicial to the rights or interests of the Participants or Director Participants;

(ix)	making any amendments to the definitions of the Plan;

(x)	effecting amendments with respect to the administration of the Plan; and

(xi)	making amendments of a “housekeeping” or ministerial nature.

(b)
Subject to Section 6.1, the Board shall not alter or impair any rights or increase any obligations with respect to an Award previously granted under the Plan without the consent of the Participant or Director Participant, as the case may be.

(c)	Notwithstanding any other provision of this Plan, none of the following amendments shall be made to this Plan without approval of the shareholders:

(i)	amendments to the Plan which would increase the number of Common Shares issuable under the Plan, otherwise than in accordance with the terms of this Plan;

(ii)	amendments to the Plan which would increase the number of Common Shares issuable to Insiders, otherwise than in accordance with the terms of this Plan;

(iii)	amendments to the Plan which would increase the number of Common Shares issuable to Director Participants under the Plan, otherwise than in accordance with the terms of this Plan;

(iv)	amendments to this Section 8.5 of the Plan;

(v)	the addition of any form of financial assistance to a Participant or Director Participant; and

(vi)	amendments required to be approved by shareholders under applicable law (including without limitation, pursuant to the rules, regulations and policies of the Exchanges).

(d)	Notwithstanding any other provision of this Plan, none of the following amendments shall be made to this Plan without Disinterested Shareholder Approval:

(i)	amendments to the Plan that could result at any time in the number of Common Shares reserved for issuance under the Plan to Insiders exceeding 10% of the issued and outstanding Common Shares;

(ii)
any extension of the term of any Award that has been granted to Insiders, other than an extension of the term of an Award, if an Award expires during a Black-Out-Period or during a Black-Out Expiration Term; and

(iii)	amendments requiring Disinterested Shareholder Approval under applicable law (including without limitation, pursuant to the rules, regulations and policies of the Exchanges).

Any amendment that would cause an Award held by a U.S. Taxpayer to fail to comply with Section 409A of the Code shall be null and void ab initio.

8.6	Section 409A of the Code

This Plan will be construed and interpreted to comply with Section 409A of the Code to the extent required to preserve the intended tax consequences of this Plan. The Corporation reserves the right to amend this Plan to the extent it reasonably determines is necessary in order to preserve the intended tax consequences of this Plan in light of Section 409A of the Code and any regulations or guidance under that section. In no event will the Corporation be responsible if Awards under this Plan result in adverse tax consequences to a U.S. Taxpayer under Section 409A of the Code. Notwithstanding any provisions of the Plan to the contrary, in the case of any “specified employee” within the meaning of Section 409A of the Code who is a U.S. Taxpayer, distributions of defined compensation under Section 409A of the Code made in connection with a “separation from service” within the meaning set forth in Section 409A of the Code may not be made prior to the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the U.S. Taxpayer). Any amounts subject to a delay in payment pursuant to the preceding sentence shall be paid as soon as practicable following such 6-month anniversary of such separation from service.

8.7	Requirement of Notification of Election Under Section 83(b) of the Code

If a Participant or Director Participant, in connection with the issuance of Common Shares pursuant to a Restricted Stock Award, is permitted under the terms of the Award Agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Participant or Director Participant makes such an election, the Participant or Director Participant shall notify the Corporation of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. A Section 83(b) election shall not be permitted with respect to an RSU Award.

8.8	Additional Conditions in Connection with Awards Granted to Participants and Director Participants Employed in Canada

Notwithstanding any other provision of the Plan, the following additional terms, conditions and restrictions apply to Awards granted to Participants employed in Canada:

(a)
Restricted Share Units.  Restricted Share Units shall be settled in Common Shares, unless the Corporation offers the Participant or Director Participant the right to receive cash in lieu of Common Shares based on the Fair Market Value that such Common Shares would have at the time of settlement, and the Participant or Director Participant, in its discretion, so elects.

(b)
Other Awards.  With respect to any other Award granted to a Participant or Director Participant employed in Canada, the Committee shall have the right, but not the obligation, to take account of Canadian income tax considerations in determining the terms and conditions of the Award or any other amendment thereto.

8.9	Indemnification

Every member of the Board will at all times be indemnified and saved harmless by the Corporation from and against all costs, charges and expenses whatsoever including any income tax liability arising from any such indemnification, that such member may sustain or incur by reason of any action, suit or proceeding, taken or threatened against the member, otherwise than by the Corporation, for or in respect of any act done or omitted by the member in respect of this Plan, such costs, charges and expenses to include any amount paid to settle such action, suit or proceeding or in satisfaction of any judgment rendered therein.

8.10	Participation in the Plan

The participation of any Participant or Director Participant in the Plan is entirely voluntary and not obligatory and shall not be interpreted as conferring upon such Participant or Director Participant any rights or privileges other than those rights and privileges expressly provided in the Plan. In particular, participation in the Plan does not constitute a condition of employment or engagement nor a commitment on the part of the Corporation to ensure the continued employment or engagement of such Participant or Director Participant. The Plan does not provide any guarantee against any loss which may result from fluctuations in the market value of the Common Shares. The Corporation does not assume responsibility for the income or other tax consequences for the Participants and Director Participants and they are advised to consult with their own tax advisors.

8.11	Effective Date

This Plan becomes effective on March 8, 2010, subject to shareholder approval.

8.12	Governing Law

This Plan is created under and is to be governed, construed and administered in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

SCHEDULE A

Form of RSU Award Agreement

Vista Gold Corp. (the “Corporation”) hereby grants the following Award(s) to the Participant or Director Participant named below (herein the “Recipient”), in accordance with and subject to the terms, conditions and restrictions of this Agreement, together with the provisions of the Long Term Equity Incentive Plan (the “Plan”) of the Corporation dated   ●  , 2010:

Name of Recipient:

Date of Grant:

Total Number of RSUs:

Additional terms applicable to such Award:

2.
The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Award Agreement and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

3.	Subject to any acceleration in vesting as provided in the Plan or as otherwise determined in this Award Agreement, the RSUs granted by this Award Agreement shall vest as follows:

(a)	RSUs after ;

(b)	RSUs after ;

(c)	RSUs after ; and

(d)	RSUs after ,

provided however that all RSUs for a Director or Participant Director resident in Canada must vest and be payable on December 31 of the third calendar year following the year of service for which the RSU was granted. If the Recipient’s employment or term of office or engagement with the Corporation or an Affiliate terminates prior to the vesting date, then the RSUs that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

4.
As soon as administratively practicable following the Recipient’s vesting date under Section 2 hereof, and the Recipient’s satisfaction of any required tax withholding obligations, but in no event later than:

(a)	60 days following the vesting date for a Participant or Director Participant that is resident in the United States or;

(b)
the earlier of: (A) 60 days following the vesting date; and (B) December 31 of the third calendar year following the year of service for which the RSU was granted for a Participant or Director Participant that is resident in Canada, the Corporation shall cause to be issued and delivered to the Recipient a certificate or certificates evidencing Common Shares registered in the name of the Recipient or to instruct the Corporation’s transfer agent to electronically deliver such shares to the Recipient. The number of Common Shares issued shall equal the number of RSUs vested, reduced as necessary to cover applicable withholding obligations. Notwithstanding the foregoing, no fractional Common Shares will be issued pursuant to an Award granted hereunder. If, as a result of any adjustment to the number of Common Shares issuable pursuant to an Award granted hereunder pursuant to the Plan, the Recipient would be entitled to receive a fractional Common Share, the Recipient has the right to acquire only the adjusted number of full Common Shares and no payment or other adjustment will be made with respect to the fractional Common Shares so disregarded.

5.           RSUs are not actual Common Shares, but rather, represent a right to receive Common Shares according to the terms and conditions set forth herein and the terms of the Plan. Accordingly, the issuance of an RSU shall not entitle the Recipient to any of the rights or benefits generally accorded to stockholders unless and until a Common Share is actually issued under Section 3 hereof.

6.
Nothing in the Plan or in this Award Agreement will affect the Corporation’s right, or that of an Affiliate, to terminate the employment or term of office or engagement of a Recipient at any time for any reason whatsoever.

7.
Each notice relating to the Award must be in writing. All notices to the Corporation must be delivered personally or by prepaid registered mail and must be addressed to the Chief Financial Officer of the Corporation with a copy to the Corporate Secretary of the Corporation. All notices to the Recipient will be addressed to the principal address of the Recipient on file with the Corporation. Either the Corporation or the Recipient may designate a different address by written notice to the other. Such notices are deemed to be received, if delivered personally, on the date of delivery, and if sent by prepaid, registered mail, on the fifth business day following the date of mailing. Any notice given by either the Recipient or the Corporation is not binding on the recipient thereof until received.

8.
Subject to Section 5.1 of the Plan, no assignment or transfer of an Award, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Award whatsoever in any assignee or transferee, and immediately upon any assignment or transfer or any attempt to make such assignment or transfer, the Award granted hereunder terminates and is of no further force or effect. Complete details of this restriction are set out in the Plan.

9.
The Recipient hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local or foreign employment, social insurance, payroll, income or other tax withholding obligations (the “Withholding Obligations”) that arise in connection with this Award. The Corporation may establish procedures to ensure satisfaction of all applicable Withholding Obligations arising in connection with this Award. The Recipient hereby authorizes the Corporation, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by (1) withholding a portion of the Common Shares otherwise to be issued in payment of the RSUs having a value equal to the amount of Withholding Obligation in accordance with such rules as the Corporation may from time to time establish; provided, however, that the amount of the Shares so withheld shall not exceed the amount necessary to satisfy the required Withholding Obligations using applicable minimum statutory withholding rates; (2) withholding from the wages and other cash compensation payable to the Recipient or by causing the Recipient to tender a cash payment or other Common Shares to the Corporation; or (3) selling on the Recipient’s behalf (using any brokerage firm determined acceptable to the Corporation for such purpose) a portion of the Common Shares issued in payment of the RSUs as the Corporation determines to be appropriate to generate cash proceeds sufficient to satisfy the Withholding Obligations. The Recipient shall be responsible for all brokerage fees and other costs of sale, and the Recipient further agrees to indemnify and hold the Corporation harmless from any losses, costs, damages or expenses relating to any such sale. The Corporation may refuse to deliver Common Shares if the Recipient fails to comply with the Participant’s obligations in connection with the Withholding Obligations described in this paragraph.

10.	The Recipient hereby agrees that:

(a)
any rule, regulation or determination, including the interpretation by the Board of the Plan, with respect to the Award granted hereunder and, if applicable, its exercise, is final and conclusive for all purposes and binding on all persons including the Corporation and the Recipient; and

(b)	the grant of the Award does not affect in any way the right of the Corporation or any Affiliate to terminate the employment of the Recipient.

11.	This Award Agreement has been made in and is to be construed under and in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

VISTA GOLD CORP.
By:
Authorized Signatory

I have read the foregoing Award Agreement and hereby accept the Award in accordance with and subject to the terms and conditions of such Award Agreement and the Plan. I understand that I may review the complete text of the Plan by contacting the Corporate Secretary of the Corporation. I agree to be bound by the terms and conditions of the Plan governing the Award.

Date Accepted	Recipient’s Signature
Recipient’s Name (Please Print)

SCHEDULE B

Form of Restricted Stock Award Agreement

Vista Gold Corp. (the “Corporation”) hereby grants the following Award(s) to the Participant or Director Participant named below (herein the “Recipient”), in accordance with and subject to the terms, conditions and restrictions of this Agreement, together with the provisions of the Long Term Equity Incentive Plan (the “Plan”) of the Corporation dated   ●  , 2010:

Name of Recipient:

Date of Grant:

Total Number of Common Shares of Restricted Stock (“Restricted Shares):

Additional terms applicable to such Award:

1.
The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Award Agreement and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

2.	Subject to any acceleration in vesting as provided in the Plan or as otherwise determined in this Award Agreement, the Restricted Shares granted by this Award Agreement shall vest as follows:

(a)	Restricted Shares after ;

(b)	Restricted Shares after ;

(c)	Restricted Shares after ; and

(d)	Restricted Shares after .

If the Recipient’s employment or term of office or engagement with the Corporation or an Affiliate terminates prior to the vesting date, then the Restricted Shares that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

3.
The Recipient (or any successor in interest) shall have all stockholder rights (including voting, dividend and liquidation rights) with respect to the Restricted Shares, subject to the transfer restrictions imposed by this Agreement provided, however, that the Recipient shall have no right to cash dividends paid with respect to unvested Restricted Shares.

4.
Nothing in the Plan or in this Award Agreement will affect the Corporation’s right, or that of an Affiliate, to terminate the employment or term of office or engagement of a Recipient at any time for any reason whatsoever.

5.
Each notice relating to the Award must be in writing. All notices to the Corporation must be delivered personally or by prepaid registered mail and must be addressed to the Chief Financial Officer of the Corporation with a copy to the Corporate Secretary of the Corporation. All notices to the Recipient will be addressed to the principal address of the Recipient on file with the Corporation. Either the Corporation or the Recipient may designate a different address by written notice to the other. Such notices are deemed to be received, if delivered personally, on the date of delivery, and if sent by prepaid, registered mail, on the fifth business day following the date of mailing. Any notice given by either the Recipient or the Corporation is not binding on the recipient thereof until received.

6.
Subject to Section 5.1 of the Plan, no assignment or transfer of an Award, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Award whatsoever in any assignee or transferee, and immediately upon any assignment or transfer or any attempt to make such assignment or transfer, the Award granted hereunder terminates and is of no further force or effect. Complete details of this restriction are set out in the Plan. The Recipient agrees that all certificates representing unvested Restricted Shares may, at the discretion of the Committee, be maintained by the Secretary of the Corporation, as custodian for such Restricted Shares (or such other person or entity acting on behalf of the Corporation at the Corporation’s offices as the Committee may designate) until such time such Restricted Shares are vested. Recipient agrees that each certificate representing unvested Restricted Shares will bear any legend required by law and a legend reading substantially as follows:

The securities represented by this certificate are subject to the provisions of a Restricted Stock Award Agreement dated as of                                                 ,                         . None of the securities represented by this certificate may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Corporation, and no attempt to transfer the securities, whether voluntary or involuntary, by operation of law or otherwise, shall vest the purported transferee with any interest or right in or with respect to the securities.

7.
The Recipient hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local or foreign employment, social insurance, payroll, income or other tax withholding obligations (the “Withholding Obligations”) that arise in connection with this Award. The Corporation may establish procedures to ensure satisfaction of all applicable Withholding Obligations arising in connection with this Award. The Recipient hereby authorizes the Corporation, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by (1) withholding a portion of the Restricted Shares having a value equal to the amount of Withholding Obligation in accordance with such rules as the Corporation may from time to time establish; provided, however, that the amount of the Restricted Shares so withheld shall not exceed the amount necessary to satisfy the required Withholding Obligations using applicable minimum statutory withholding rates; (2) withholding from the wages and other cash compensation payable to the Recipient or by causing the Recipient to tender a cash payment or other Common Shares to the Corporation; or (3) selling on the Recipient’s behalf (using any brokerage firm determined acceptable to the Corporation for such purpose) a portion of the Restricted Shares as the Corporation determines to be appropriate to generate cash proceeds sufficient to satisfy the Withholding Obligations. The Recipient shall be responsible for all brokerage fees and other costs of sale, and the Recipient further agrees to indemnify and hold the Corporation harmless from any losses, costs, damages or expenses relating to any such sale. The Corporation may refuse to release custody of Restricted Shares if the Recipient fails to comply with the Participant’s obligations in connection with the Withholding Obligations described in this paragraph.

8.	The Recipient hereby agrees that:

(a)
any rule, regulation or determination, including the interpretation by the Board of the Plan, with respect to the Award granted hereunder and, if applicable, its exercise, is final and conclusive for all purposes and binding on all persons including the Corporation and the Recipient; and

(b)	the grant of the Award does not affect in any way the right of the Corporation or any Affiliate to terminate the employment of the Recipient.

9.
In connection with the issuance of Restricted Shares pursuant to this Award Agreement, the Recipient is permitted to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions). Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Award Agreement. The Recipient should consult with his or her tax advisor to determine the advantages and disadvantages of making the election. If the Recipient makes such an election, the Recipient shall notify the Corporation of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

10.	This Award Agreement has been made in and is to be construed under and in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

VISTA GOLD CORP.
By:
Authorized Signatory

 have read the foregoing Award Agreement and hereby accept the Award in accordance with and subject to the terms and conditions of such Award Agreement and the Plan. I understand that I may review the complete text of the Plan by contacting the Corporate Secretary of the Corporation. I agree to be bound by the terms and conditions of the Plan governing the Award.

Date Accepted	Recipient’s Signature
Recipient’s Name (Please Print)

APPENDIX “E”

MANDATE OF THE BOARD OF DIRECTORS

VISTA GOLD CORP.
(the “Company”)
MANDATE OF THE BOARD OF DIRECTORS
(Adopted March 2, 2009)

Stewardship of the Company

1.	The Board of Directors of the Company (the “Board”) is responsible for:

(a)	the stewardship of the business and affairs of the Company;

(b)	supervising the management of the business and affairs of the Company;

(c)	providing leadership to the Company by practicing responsible, sustainable and ethical decision making;

(d)	ensuring that all major issues affecting the Company are given proper consideration; and

(e)	directing management to ensure that legal, regulatory and stock exchange requirements applicable to the Company have been met.

Director Obligations

2.	Each Director has the responsibility to:

(a)	attend all regularly scheduled meetings of the Board and all of the Committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings;

(b)	act honestly and in good faith with a view to the best interests of the Company; and

(c)	exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Board Composition

3.	A majority of the Board will, at all times, be independent directors as defined in the current laws applicable to the Company.

4.
The Board shall appoint a chair of the Board. Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director. The Board shall develop a written description delineating the chair’s role.

5.
To be considered for nomination and election to the Board, directors must demonstrate integrity and high ethical standards in their business dealings, their personal affairs, and in the discharge of their duties to and on behalf of the Company.

Board Meetings

6.
The Board is responsible to meet in person, or by telephone conference call (or by other means permitted by applicable laws), at least once each quarter and otherwise as often as required to discharge the duties of the Board.

7.	The independent members of the Board shall hold regular meetings at which non-independent members of the Board and members of management are not in attendance.

Committees of the Board

8.	The Board discharges its responsibilities directly and through its committees. Accordingly, the Board shall:

(a)
establish such committees of the Board (“Committees”) as are required by applicable laws and stock exchange requirements and as are necessary to effectively discharge the duties of the Board, which Committees shall include an audit committee (the “Audit Committee”);

(b)	appoint directors to serve as members of each Committee;

(c)	appoint a chair of each Committee to

(i)	provide leadership to the Committee,

(ii)	manage the affairs of the Committee, and

(iii)	ensure that the Committee functions effectively in fulfilling its duties to the Board and the Company; and

(d)
regularly receive and consider reports and recommendations of each Committee, in particular, the Audit Committee reports and recommendations, particularly with respect to the Company’s annual audit and annual and quarterly reports and financial statements.

Supervision of Management

9.	The Board is responsible to:

(a)
select and appoint the Chief Executive Officer (“CEO”), establish CEO goals and objectives, and evaluate CEO performance and develop a position description for the CEO which includes delineating management’s responsibilities;

(b)	assist the CEO to select and appoint executive officers, establish executive officers’ goals and objectives, and monitor their performance;

(c)	determine the compensation of the CEO, and in conjunction with the CEO, set the compensation of the other executive officers of the Company; and

(d)	maintain a succession plan for the replacement of the CEO and other executive officers.

10.	The Board is responsible to:

(a)
annually review and either approve or require revisions to the mandate of the Board and the charters of each Committee, position descriptions, the code of business conduct and ethics (the “Code”) and all other policies of the Company (collectively the “Governance Documents”);

(b)	take reasonable steps to satisfy itself that each director, the CEO and the executive officers are:

(i)	performing their duties ethically;

(ii)	conducting business on behalf of the Company in accordance with the requirements and the spirit of the Governance Documents; and

(iii)	fostering a culture of integrity throughout the Company;

(c)	arrange for the public disclosure of the Governance Documents required to be publicly disclosed;

(d)
ensure that all new directors receive a comprehensive orientation and that all new directors fully understand (i) the role of the Board and its Committees, (ii) the commitment of time and resources that the Company expects, and (iii) the nature and extent of the Company’s business and operations; and

(e)
provide continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company’s business and operations remains current.

Communications

11.	The Board is responsible to:

(a)	approve and implement a disclosure policy which provides for disclosure and communications practices governing the Company; and

(b)	approve and maintain a process for the Company’s stakeholders to contact the independent directors directly with concerns and questions regarding the Company.

Waivers and Conflicts

12.	The Board is responsible, for:

(a)	reviewing departures from the Code;

(b)	providing or denying waivers from the Code; and

(c)	disclosing departures from the Code including by filing required material change reports for material departures from the Code containing

(i)	the date of the departure,

(ii)	the parties involved,

(iii)	the reason why the Board has or has not sanctioned the departure, and

(iv)	any measures taken to address or remedy the departure.

Strategic Planning

13.	The Board has the duty to:

(a)
adopt a strategic planning process, annually approve a strategic plan taking into account, among other things, the opportunities and risks of the Company’s business and operations, and regularly monitor the Company’s performance against its strategic plan;

(b)	approve capital and operating budgets to implement the strategic plan;

(c)	conduct periodic reviews of the Company’s resources, risks, and regulatory constraints and opportunities to facilitate the strategic plan; and

(d)	evaluate management’s analysis of the strategies of existing and potential competitors and their impact, if any, on the Company’s strategic plan.

Risk Management

14.	The Board has the duty to:

(a)	adopt a process to identify business risks and ensure appropriate systems to manage risks; and

(b)	together with the Audit Committee, ensure policies and procedures are in place and are effective to maintain the integrity of the Company’s

(i)	disclosure controls and procedures,

(ii)	internal control over financial reporting, and

(iii)	management information systems.

Financial Management

15.	The Board has the duty to:

(a)	review and on the advice of the Audit Committee, approve, prior to their public dissemination

(i)	interim and annual financial statements and notes thereto,

(ii)	managements’ discussion and analysis of financial condition and results of operations,

(iii)	relevant sections of the annual report and management information circular containing financial information,

(iv)	forecasted financial information and forward-looking statements, and

(v)
all press releases and other documents in which financial statements, earnings forecasts, results of operations or other financial information is disclosed (this is currently delegated by the Board to the Chair of the Audit Committee); and

(b)
approve dividends and distributions, material financings, transactions affecting authorized capital or the issue and repurchase of shares and debt securities, and all material divestitures and acquisitions.

Materials

16.	The Board shall have access to all books, records, facilities and personnel of the Company necessary for the discharge of its duties.

Advisors

17.	The Board has the power, at the expense of the Company, to retain, instruct, compensate and terminate independent advisors to assist the Board in the discharge of its duties.